UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________
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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
EVOLUS, INC.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Evolus, Inc.
520 Newport Center Drive, Suite 1200
Newport Beach, CA 92660
April 26, 2021
Dear Stockholder:
It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Evolus, Inc. which will be held on June 8, 2021, at 8:00 a.m., Pacific time. This year’s Annual Meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/EOLS2021 and entering the control number included in the Notice of Internet Availability or proxy card that you receive. You will not be able to attend the Annual Meeting in person.
During the Annual Meeting, stockholders will be asked to elect three Class III directors and to ratify the appointment of Ernst & Young LLP as our independent auditor for 2021. Each of these matters is important, and we urge you to vote in favor of the election of each of the director nominees and the ratification of the appointment of our independent auditor.
We are taking advantage of the Securities and Exchange Commission rule that allows us to furnish proxy materials to our stockholders over the Internet. This e-proxy process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. Today, we are sending to each of our stockholders who has not elected an alternative means of delivery a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement for the Annual Meeting and our 2020 Annual Report to Stockholders, as well as how to vote via proxy either by telephone or over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions to allow you to request copies of the proxy materials to be sent to you by mail. Stockholders who have elected to receive copies of our proxy materials delivered via mail or e-mail will be receiving the Proxy Statement, a proxy card and the Annual Report by mail or e-mail, as applicable.
It is important that you vote your shares of common stock at the Annual Meeting or by proxy, regardless of the number of shares you own. You will find the instructions for voting on the Notice of Internet Availability of Proxy Materials or proxy card received. We appreciate your prompt attention.
The board of directors invites you to attend the Annual Meeting virtually via live webcast so that management can answer your questions and comment on business developments and trends. Thank you for your support, and we look forward to the Annual Meeting.
Sincerely,
David Moatazedi
President and Chief Executive Officer

Evolus, Inc.
520 Newport Center Drive, Suite 1200
Newport Beach, CA 92660
Notice of Annual Meeting of Stockholders
Evolus, Inc., a Delaware corporation (“Evolus”), will hold its Annual Meeting of Stockholders (the “Annual Meeting”) on June 8, 2021, at 8:00 a.m., Pacific time. This year’s Annual Meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/EOLS2021 and entering the control number included in the Notice of Internet Availability or proxy card that you receive. You will not be able to attend the Annual Meeting in person.
The purposes for the Annual Meeting are to consider and vote upon:
1.    Election of David Moatazedi, Vikram Malik and Karah Parschauer as Class III directors to serve until Evolus’ 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified.
2.    Ratification of the appointment of Ernst & Young LLP as Evolus’ independent registered public accounting firm for the year ending December 31, 2021.
3.    Such other matters as properly come before the Annual Meeting or any postponement or adjournment thereof.

The accompanying Proxy Statement more fully describes these matters and we urge you to read the information contained in the Proxy Statement carefully. The board of directors recommends a vote “FOR” the election of each of Mr. Moatazedi, Mr. Malik, and Mrs. Parschauer to Evolus’ board of directors and “FOR” the ratification of the appointment of Ernst & Young LLP as Evolus’ independent registered public accounting firm for the year ending December 31, 2021.
The board of directors has fixed the close of business on April 12, 2021 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

Whether or not you expect to attend the Annual Meeting via live webcast, please submit a proxy as soon as possible to instruct how your shares are to be voted at the Annual Meeting. A stockholder may submit a proxy by following the instructions set forth on the Notice of Internet Availability of Proxy Materials or proxy card. A stockholder who receives a paper copy of the proxy card by mail will also receive a postage-paid, addressed envelope that can be used to return the completed proxy card. If you participate in and vote your shares at the Annual Meeting, your proxy will not be used.

A list of all stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices at 520 Newport Center Drive, Suite 1200, Newport Beach, California 92660, for ten days before the Annual Meeting, and during the Annual Meeting such list will be available for examination at www.virtualshareholdermeeting.com/EOLS2021 by using the control number on your proxy card, voting instruction form, or Notice of Internet Availability.
On behalf of the board of directors,
David Moatazedi
President and Chief Executive Officer
Newport Beach, California
April 26, 2021

Important Notice Regarding Availability of Proxy Materials for Annual Meeting on June 8, 2021:
Evolus’ Notice of Annual Meeting of Stockholders, Proxy Statement and
2020 Annual Report to Stockholders are available at www.proxyvote.com.

Evolus, Inc.
520 Newport Center Drive, Suite 1200
Newport Beach, CA 92660
Proxy Statement dated April 26, 2021
2021 Annual Meeting of Stockholders
Evolus, Inc., a Delaware corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its board of directors of proxies to be voted at its 2021 Annual Meeting of Stockholders and any postponement or adjournment thereof. Evolus, Inc. is providing these materials to the holders of record of its common stock, $0.00001 par value per share, as of the close of business on the record date of April 12, 2021 and is first making available or mailing the materials on or about April 26, 2021.
The Annual Meeting is scheduled to be held as follows:

Date	June 8, 2021
Time	8:00 a.m., Pacific Time
Webcast Address	www.virtualshareholdermeeting.com/EOLS2021
You will not be able to attend the Annual Meeting in person.

Your vote is important.
Please see the detailed information that follows in the Proxy Statement.

2021 Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to “Evolus,” and to “we,” “us,” “our” and similar terms, refer to Evolus, Inc.
Annual Meeting of Stockholders

Time and Date	8:00 a.m., Pacific time, on June 8, 2021
Live Webcast Address	www.virtualshareholdermeeting.com/EOLS2021
Record Date	Close of business on April 12, 2021
Voting	Stockholders will be entitled to one vote for each outstanding share of common stock they hold of record as of the record date.
Total Votes Per Proposal	43,737,814 votes, based on 43,737,814 shares of common stock outstanding as of the record date.
Annual Meeting Agenda

Proposal	Board Recommendation
Election of David Moatazedi, Vikram Malik, and Karah Parschauer as Class III directors	FOR ALL
Ratification of appointment of independent auditor for 2021	FOR
How to Cast Your Vote
You can vote by any of the following methods:

Until 11:59 p.m., EDT, on June 7, 2021	At the Annual Meeting on June 8, 2021
Internet: From any web-enabled device: www.proxyvote.com Telephone: 1-800-690-6903 Mail: Completed, signed and returned proxy card	Online: Vote during the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/EOLS2021

Proposal 1 - Election of Directors
As the first proposal, we are asking stockholders to elect David Moatazedi, Vikram Malik, and Karah Parschauer, each of whom currently serve as members of the board of directors, as Class III directors to serve until Evolus’ 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified. The following information pertains to each director nominee as of April 23, 2021.

		Director Since		Experience/	Independent		Committee	Other Public
Name	Age		Occupation	Qualifications	Yes	No	Memberships	Company Boards
David Moatazedi	43	2018	President and Chief Executive Officer of Evolus, Inc.	● Industry ● Leadership		☑	None	None
Vikram Malik	58	2018	President of Priveterra Acquisition Corp. Managing Partner of Strathspey Crown Holdings Group, LLC.	● Industry ● Finance		☑	None	● Priveterra Acquisition Corp.
Karah Parschauer	43	2019	General Counsel and Executive Vice President of Ultragenyx Pharmaceutical, Inc.	● Industry ● Legal	☑		● Audit ●Compensation ● Nominating and Corporate Governance (Chair)	● Arcturus Therapeutics, Ltd.

Board Representation

DIRECTOR DIVERSITY

29%
Gender Diversity

DIRECTOR AGE

43
58
78

58
Average Age

DIRECTOR INDEPENDENCE

57%
Director Independence

DIRECTOR TENURE

0-2 years
3 directors
3-5 years
4 directors
6-10 years
>10 years

33 months
Average Tenure

Proposal 2 - Ratification of Appointment of Independent Auditor for 2021
We are asking stockholders to ratify the audit committee’s appointment of Ernst & Young LLP as Evolus’ independent registered public accounting firm for the year ending December 31, 2021.

EXPLANATORY NOTE
We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, or the JOBS Act.  As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the JOBS Act.  In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.
Under the JOBS Act, we will remain an “emerging growth company” until the earliest of: (i) the last day of the fiscal year during which we have total annual gross revenue of $1.07 billion or more; (ii) the last day of the fiscal year following the fifth anniversary of the closing of our initial public offering on February 12, 2018, or the IPO; (iii) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and (iv) the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934, as amended, or the Exchange Act (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we (1) have more than $700 million in outstanding common equity held by our non-affiliates, (2) have been public for at least 12 months and (3) are no longer eligible to use the requirements for smaller reporting companies under the revenue test under the Exchange Act; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter).

WEBSITE REFERENCES

Throughout this Proxy Statement, we make references to additional information available on our corporate website at www.evolus.com or https://investors.evolus.com/. All references to our website are provided for convenience only and the content on our website does not constitute a part of this Proxy Statement and is not deemed incorporated by reference into this Proxy Statement or any other public filing made with the SEC.

VIRTUAL ANNUAL MEETING

This year the Annual Meeting of Stockholders of Evolus, Inc., which we refer to as the Annual Meeting, will be held on June 8, 2021 via live audio webcast. You will not be able to attend the Annual Meeting in person. Any stockholder will be able to attend the Annual Meeting, vote and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/EOLS2021 and entering the control number included in the Notice of Internet Availability, proxy card or voting instruction form that you receive. The Annual Meeting webcast will begin promptly at 8:00 a.m., Pacific Time. We encourage you to access the Annual Meeting webcast prior to the start time.
Benefits of a Virtual Annual Meeting

•We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location and enables us to protect the health and safety of all attendees, particularly in light of the coronavirus (“COVID-19”) pandemic.
•Our board of directors annually considers the appropriate format of our annual meeting of stockholders. As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, and in light of the COVID-19 pandemic, our board of directors believes that hosting a virtual Annual Meeting is in our best interest and the best interest of our stockholders and enables increased stockholder attendance and participation. Furthermore, our board of directors has determined that hosting a virtual annual meeting of stockholders will provide expanded access, improved communication, and cost savings.
•Stockholders of record and beneficial owners as of the close of business on April 12, 2021 (the “Record Date”), will have the ability to submit questions directly to our management and board of directors and vote electronically at the Annual Meeting via the virtual-only meeting platform, with procedures designed to ensure the authenticity and correctness of your voting instructions.
•We believe that the virtual-only meeting format will give stockholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures will enhance stockholder access and encourage participation and communication with our board of directors and management.

Attendance at the Virtual Annual Meeting

•All stockholders of our common stock as of the Record Date will be able to attend the Annual Meeting, vote and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/EOLS2021 and entering the control number included in the Notice of Internet Availability or proxy card that you receive. Members of the public will also be permitted to attend the meeting, but will not be permitted to ask questions during the meeting.
•If you were a stockholder as of the Record Date, you may vote shares held in your name as the stockholder of record or shares for which you are the beneficial owner but not the stockholder of record electronically during the Annual Meeting through the online virtual annual meeting platform by following the instructions provided when you log in to the online virtual annual meeting platform.
•We encourage you to access the Annual Meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at 7:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.
•We will have technicians ready to assist with any technical difficulties you may have accessing the Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties with your 16-digit control number or submitting questions, please call 1-800-586-1548 (toll free) or 303-562-9288 (international) or the technical support number that will be posted on the Annual Meeting log-in page.
If we experience technical difficulties at the Annual Meeting and are not able to resolve them within a reasonable amount of time, we will adjourn the Annual Meeting to a later date and will provide notice of the date and time of such adjourned meeting at www.virtualshareholdermeeting.com/EOLS2021 and on a Current Report on Form 8-K that we will file with the SEC. For additional information on how you can attend any postponement or adjournment of the Annual Meeting, see “Questions and Answers About the Annual Meeting—-What happens if the Annual Meeting is postponed or adjourned” below.

Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Questions at the Virtual Annual Meeting

•Stockholders will have the opportunity to submit questions beginning at 7:45 a.m., Pacific Time, on the date of the Annual Meeting by following the instructions on the virtual-only Annual Meeting platform.
•Following the presentation of all proposals at the Annual Meeting, we will spend up to 15 minutes answering as many stockholder-submitted questions that comply with the meeting rules of conduct, which will be posted on the online virtual annual meeting platform. We will publish appropriate questions submitted in accordance with the Annual Meeting rules of conduct with answers, including those questions which were not addressed directly during the Annual Meeting due to time constraints, on our investor relations website at https://investors.evolus.com/ soon after the Annual Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON

Questions and Answers about the Annual Meeting
Q:    When and where will the Annual Meeting be held?
A:    The Annual Meeting will be held on June 8, 2021 via live audio webcast. You will not be able to attend the Annual Meeting in person. The Annual Meeting webcast will begin promptly at 8:00 a.m., Pacific Time. See “Virtual Annual Meeting” above for further information about our virtual Annual Meeting. The use of cameras, recording devices, cell phones, and other electronic devices is strictly prohibited during the Annual Meeting.
Q:    What materials have been prepared for stockholders in connection with the Annual Meeting?
A:    We are furnishing you and other stockholders of record with the following proxy materials, which we refer to as the proxy materials:
•our Annual Report on Form 10‑K for the fiscal year ended December 31, 2020 (including our audited consolidated financial statements), which we refer to as the Annual Report;
•this Proxy Statement for the 2021 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our President and Chief Executive Officer to stockholders, and a Notice of 2021 Annual Meeting of Stockholders; and
•a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability or a proxy card, each of which includes a control number for use in submitting proxies.
These materials were first mailed to stockholders and made available on the Internet on or about April 26, 2021.
If, in accordance with the instructions provided in the Notice of Internet Availability, you request or in the past have requested a printed set of proxy materials, you will receive by mail, at no charge, printed copies of the 2020 Annual Report, this Proxy Statement, a proxy card for the Annual Meeting and a pre-addressed envelope to be used to return the completed proxy card.
If, in accordance with the instructions provided in the Notice of Internet Availability, you request or in the past have requested that a set of proxy materials be emailed to you, you will receive by email, at no charge, electronic copies of the 2020 Annual Report and this Proxy Statement.
Q:    Why was I mailed a Notice of Internet Availability rather than a printed set of proxy materials?
A:    In accordance with rules adopted by the Securities and Exchange Commission, or SEC, we are furnishing the proxy materials to stockholders who have not previously elected to receive our proxy materials by mail or e-mail by providing access via the Internet, instead of mailing printed copies. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. The Notice of Internet Availability tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. It also provides instructions you may follow to request paper or emailed copies of the proxy materials.
Q:    Are the proxy materials available via the Internet?
A:    Yes. You can access and review the proxy materials for the Annual Meeting at www.proxyvote.com. In order to submit your proxies, however, you will need to refer to the Notice of Internet Availability sent to you or the proxy card mailed to you to obtain your 16-digit control number and other personal information needed to vote by proxy or during the Annual Meeting.
Q:    What is a proxy?
A:    The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting.
Because it is important that as many stockholders as possible be represented at the Annual Meeting, the board of directors is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability or the proxy card. We recommend that you submit a proxy in advance to authorize the voting of your shares at the Annual Meeting so that your vote will be counted if you are unable to attend the Annual Meeting.  David Moatazedi and Lauren Silvernail have each been designated as proxy holders and will be authorized to vote the shares represented by all properly submitted proxies. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions. See also “What happens if I do not give specific voting instructions?” below.
Q:    What matters will the stockholders vote on at the Annual Meeting?
A:    Proposal 1 - Election of David Moatazedi, Vikram Malik and Karah Parschauer as Class III directors to serve until Evolus’ 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified.
Proposal 2 - Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021.
Proposal 2 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm is advisory only and is not binding on us. Our board of directors will consider the outcome of the vote on this item in considering what action, if any, should be taken in response to the vote by stockholders.
Q:    Who can vote at the Annual Meeting?
A:    Stockholders of record of common stock at the close of business on April 12, 2021, the record date, will be entitled to vote at the Annual Meeting. As of the record date, there were a total of 43,737,814 shares of common stock outstanding, each of which will be entitled to one vote on each proposal. As a result, up to a total of 43,737,814 votes can be cast on each proposal.
Q:    Who counts the votes?
A:    Votes at the Annual Meeting will be tabulated by a representative of Broadridge Financial Solutions, Inc., who will serve as the Inspector of Elections.
Q:    What is a stockholder of record?
A:    A stockholder of record is a stockholder whose ownership of our common stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A.
Q:    What does it mean for a broker or other nominee to hold shares in “street name”?
A:    Most of our stockholders hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. If your shares are held in street name, you are considered the “beneficial stockholder” of such shares and the proxy materials were made available to you by the organization holding your shares.
An organization that holds your beneficially owned shares in street name will generally vote in accordance with the instructions you provide. If your shares are held in a brokerage account and you do not provide the broker with voting instructions with respect to a proposal, the broker’s authority to vote your shares will depend upon whether the proposal is considered a “routine” or a non-routine matter.
•The broker generally has discretionary authority to vote your beneficially owned shares on routine items for which you have not provided voting instructions to the broker. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2021 (Proposal 2).
•The broker generally may not vote on non-routine matters, including the election of directors (Proposal 1). If the broker exercises its discretionary authority to vote your shares on any routine matter at the meeting (e.g. Proposal 2), your shares will constitute “broker non-votes” on Proposal 1.
For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the two proposals to be acted upon by the stockholders, including withhold votes, abstentions or broker non-votes.
Q:    How do I vote my shares if I do not attend the Annual Meeting?
A:    If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:

•Via the Internet: You may vote via the Internet by going to www.proxyvote.com, in accordance with the voting instructions on the Notice of Internet Availability and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 7, 2021. You will be given the opportunity to confirm that your instructions have been recorded properly.
•By Telephone: You may vote by calling 1-800-690-6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 7, 2021. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been recorded properly.
•By Mail: If you obtain a proxy card by mail, you may vote by returning the completed and signed proxy card in a postage-paid return envelope that will be provided with the proxy card.
For your information, voting via the Internet is the least expensive to Evolus, followed by telephone voting, with voting by mail being the most expensive.
If you hold shares in street name, meaning you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a notice containing voting instructions from that organization rather than from us. Please follow the voting instructions in the notice to ensure that your vote is counted.
Q:    Can I vote during the Annual Meeting?
A:    Both stockholders of record and beneficial owners of shares of our common stock as of the Record Date may vote personally during the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting live via the Internet will be posted at www.virtualshareholdermeeting.com/EOLS2021. You will need the 16-digit control number included on your Notice of Internet Availability, proxy card, voting instruction form or included in the email to you if you received the proxy materials by email in order to be able to vote your shares or submit questions during the Annual Meeting.
Our common stock is the only class of our securities authorized to vote at the Annual Meeting; stockholders are not entitled to cumulative voting rights in the election of directors.
Q:    May I change my vote or revoke my proxy?
A:    Yes. If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:
•filing a written notice of revocation with a later date than the proxy with our Secretary before the Annual Meeting;
•voting via the Internet or telephone at a later time;
•submitting a completed and signed proxy card with a later date; or
•voting via the Internet during the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions as to whether, and how, you can change or revoke your proxy.
Attendance at the Annual Meeting will not by itself constitute a revocation of a proxy.
Q:    What happens if I do not give specific voting instructions?
A:    If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the board of directors on both proposals presented in this Proxy Statement and as they may determine in their discretion on any other matters properly presented for a vote at the Annual Meeting.
Q:    Who is paying for this proxy solicitation?
A:    We will pay for the entire cost of preparing, assembling, printing and mailing the Notice of Internet Availability, this Proxy Statement and the materials used in the solicitation of proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may retain the services of a proxy solicitation firm if, in the board of director’s view, it is deemed necessary or advisable. Although we do not currently expect to retain such a firm, we estimate that the fees of any such firm retained by us could be up to $50,000 plus out-of-pocket expenses, all of which would be paid by us.
Q:    What does it mean if I receive more than one Notice of Internet Availability or proxy card?
A:    If you receive more than one Notice of Internet Availability, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability and proxy card you receive to ensure that all of your shares are voted.
Q:    What if other matters are presented at the Annual Meeting?
A:    If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the proxy holders will have the discretion to vote on any matters, other than the two proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We do not know of any other matters to be presented for consideration at the Annual Meeting.
Q:     What happens if the Annual Meeting is postponed or adjourned?
A:    Except as noted below, your proxy may be voted at the postponed or adjourned Annual Meeting and you will still be able to change your proxy until it is voted. In that event, we expect that any adjournment of the Annual Meeting can be accessed at the same website listed above and you may vote at any postponement or adjournment using your same 16-digit control number.
If the adjourned meeting is more than 30 days after the date of the Annual Meeting, which we do not expect, we will be required to fix a new record date for the adjourned meeting and, in that case, we will furnish new proxy materials for the adjourned Annual Meeting.

Q:    Where can I find the voting results of the Annual Meeting?
A:    Our intention is to announce the preliminary voting results at the Annual Meeting and to publish the final results within four business days after the Annual Meeting on a Current Report on Form 8-K to be filed with the SEC.

Vote Required for Election or Approval
Introduction
Evolus’ only voting securities are the outstanding shares of common stock. As of the record date, which is the close of business on April 12, 2021, there were 43,737,814 shares of common stock outstanding, each of which will be entitled to one vote on each proposal.
Only stockholders of record as of the record date will be entitled to notice of, and to vote at, the Annual Meeting. A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as withheld votes, abstentions or any broker non-votes.
Proposal 1 - Election of Directors
Each director will be elected by a plurality of the votes cast with respect to that director. Under this voting standards, the three director nominees receiving the highest number of affirmative votes will be elected as Class III directors to serve until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified.  Shares voted “withhold” and broker non-votes will not be counted in determining the outcome of a director nominee’s election.
Proposal 2 - Ratification of Appointment of Independent Auditor for 2021
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021 must be approved by affirmative votes constituting a majority of the shares of common stock that are present or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will count as votes against this proposal, since shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Corporate Governance
Board of Directors Overview
Under our organizational documents and the Delaware General Corporation Law, our business and affairs are managed by or under the direction of our board of directors, which selectively delegates responsibilities to its standing committees.
The board of directors maintains an audit committee, a compensation committee and a nominating and corporate governance committee. The board of directors has adopted charters for each of the committees, and those charters are to be reviewed annually by the committees and the board of directors. Each of the audit, compensation and nominating and corporate governance committee charters is available to our stockholders at www.evolus.com.
The committees have the functions and responsibilities described in the corresponding sections below.
Independence of Directors
Under the rules of the Nasdaq Global Market, or Nasdaq, independent directors must comprise a majority of a listed company’s board within twelve months from the date of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent within twelve months from the date of listing.
Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy additional independence criteria, including those set forth in Rule 10C-1 of the Exchange Act. Under Nasdaq rules, a director will qualify as an “independent director” only if, in the opinion of that company’s board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board or any other board committee: (a) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (b) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1 under the Exchange Act, each member of the compensation committee must be a member of the board of the listed company and must otherwise be independent. In determining independence requirements for members of compensation committees, the national securities exchanges and national securities associations are to consider relevant factors, including: (a) the source of compensation of a member of the board of a listed company, including any consulting, advisory or other compensatory fee paid by the listed company to such member; and (b) whether a member of the board of a listed company is affiliated with the listed company, a subsidiary of the listed company or an affiliate of a subsidiary of the listed company.
The board of directors undertook a review of the independence of each director and considered whether each director has a material relationship with Evolus that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. Based upon information requested from and provided by each director regarding each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section entitled “Certain Relationships and Related-Person Transactions,” the board of directors has determined that each of Peter Farrell, David Gill, Robert Hayman, and Karah Parschauer qualify as independent directors in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Exchange Act. Each of Bosun Hau and Kristine Romine, M.D. also qualified as independent directors in accordance with the rules of Nasdaq during the period of their service on the board of directors in 2020.
Transition from Controlled Company - Fully Independent Committees
Under the Nasdaq rules, a company is a “controlled company” if more than 50% of the combined voting power for the election of directors is held by an individual, group or another company. Prior to May 20, 2019, ALPHAEON Corporation, or Alphaeon, owned more than 50% of our combined voting power and we were considered a “controlled company”. In 2019 Alphaeon changed its name to AEON Biopharma, Inc. and contributed all of the shares it held in the Company to Alphaeon 1, LLC. The Company continues to refer to the renamed AEON Biopharma, Inc. as “Alphaeon” and Alphaeon 1, LLC as Alphaeon 1, LLC.

As of March 13, 2020, we no longer utilized the “controlled company” exemptions to the corporate governance requirements of Nasdaq and since that time have complied with the following corporate governance requirements:
•that a majority of the board of directors consists of independent directors;
•that we have a nominating and corporate governance committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and
•that we have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.
Code of Conduct
We have a Code of Conduct applicable to all directors, officers and employees of Evolus and its subsidiaries. We have posted the Code of Conduct on our website www.evolus.com. We will post any amendments to the Code of Conduct on our website. In accordance with the requirements of the SEC and Nasdaq, we will also post waivers applicable to any of our officers or directors from provisions of the Code of Conduct on our website. We have not granted any such waivers to date.
We have implemented whistleblower procedures, which establish formal protocols for receiving and handling complaints from employees. Employees should communicate any concerns regarding accounting or auditing matters promptly to their supervisor or Evolus’ Compliance Officer.
Policy on Pledging and Hedging of Company Shares
As part of our Insider Trading Policy adopted by our Board of Directors and applicable to our directors, officers and employees, their immediate family members sharing the same household and any family members who do not live in their household but whose transactions in the our securities are directed by employees, officers and directors or are subject to the control or influence by such persons, such as parents or children who consult with such persons before they trade in our securities (collectively, “Insiders”), Insiders are not permitted to engage in any short sale of our securities, transact in any publicly traded options, pledge shares as collateral for a loan or margin Evolus securities in a margin account or purchase financial instruments (including zero-cost collars and forward sale contracts), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities.
Board Oversight of Risk
The board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from committees of the board of directors and members of senior management to enable the board of directors to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, cybersecurity and reputational risk.
The board of directors is responsible for monitoring and assessing strategic risk exposure, while the audit committee considers and discusses our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our audit committee, nominating and corporate governance committee and compensation committee support our board of directors in discharging its oversight duties and address risks inherent in their respective areas. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.
Board Leadership Structure
The board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the company continues to grow. As a general policy, we believe that separation of the positions of Chairman of our board of directors and our Chief Executive Officer reinforces the independence of our board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our board of directors as a whole. As such, Mr. Moatazedi, our Chief Executive Officer, does not serve as the Chairman of the board of directors.

The board of directors has concluded that our current leadership structure is appropriate at this time and allows the board of directors to fulfill its role with appropriate independence and is in the best interest of our stockholders. However, the board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Audit Committee
The principal responsibilities of the audit committee include:
•evaluating the performance, independence and qualifications of our independent registered public accounting firm and determining whether to retain our existing independent registered public accounting firm or engage a new independent registered public accounting firm;
•reviewing and approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;
•reviewing our annual and quarterly financial statements and reports and discussing the statements and reports with our independent registered public accounting firm and management;
•furnishing the audit committee report required by SEC rules to be included in the proxy statement;
•reviewing with our independent registered public accounting firm and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;
•reviewing and approving related party transactions and administering our Code of Conduct;
•reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented;
•reviewing our internal audit function, our disclosure controls and procedures and our accounting and financial reporting processes, including the purpose, authority, budget and staffing of each; and
•reviewing and evaluating on an annual basis the performance of the audit committee, including compliance of the audit committee with its charter.
Our independent auditor is ultimately accountable to the audit committee. The audit committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor. Both our independent registered public accounting firm and management periodically meet privately with our audit committee, at least annually.
The current members of the audit committee are David Gill, who serves as chair, Karah Parschauer and Peter Farrell. Mrs. Parschauer is standing for re-election at the Annual Meeting. The board has determined that each of the audit committee members is financially literate. The board of directors also determined that each of the current members of the audit committee is independent, as defined in the listing standards of Nasdaq and Rule 10A-3 under the Exchange Act. The board of directors has also determined that Mr. Gill is an audit committee financial expert in accordance with the standards of the SEC. The audit committee held four meetings in 2020.
Compensation Committee
The principal responsibilities of the compensation committee include:
•reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) our overall compensation strategy and policies;
•reviewing and approving the compensation, the performance goals and objectives relevant to the compensation, and other terms of employment of our executive officers;
•reviewing and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as administering, modifying, amending or terminating existing plans and programs;

•reviewing incentive-based compensation arrangements and determining whether they encourage excessive risk-taking, reviewing and discussing the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk;
•reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;
•making recommendations to the board regarding director compensation; and
•preparing the annual compensation committee report to the extent required by SEC rules.
The current members of the compensation committee are Robert Hayman, who serves as chair, David Gill and Karah Parschauer. Mrs. Parschauer is standing for re-election at the Annual Meeting. The board of directors also determined that each of the current members of the compensation committee is independent, as defined in the listing standards of Nasdaq.
The compensation committee may form subcommittees and delegate to its subcommittees such power and authority as it deems appropriate from time to time under the circumstances. The compensation committee has no current intention to delegate any of its responsibilities to a subcommittee but the board of directors has delegated certain responsibilities of the compensation committee to a stock awards committee, with Mr. Moatazedi as its sole member, and given the stock awards committee limited authority to approve and establish the terms of equity awards granted to eligible participants (who are not executive officers or members of the board of directors) under our equity incentive plan. The compensation committee may confer with the board of directors in determining the compensation for the Chief Executive Officer. In determining compensation for executive officers other than the President and Chief Executive Officer, the compensation committee considers, among other things, the recommendations of the President and Chief Executive Officer.

The compensation committee held ten meetings in 2020. The compensation committee has the sole authority to retain, oversee and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms.
During our fiscal year ended December 31, 2020, our compensation committee engaged the services of compensation consulting firms Compensia, Inc. (“Compensia) and Mercer (US) Inc. (“Mercer”) to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compared to the compensation practices of other companies. Compensia and Mercer each reports directly to the compensation committee. The compensation committee believes that Compensia and Mercer do not have any conflicts of interest in advising the compensation committee under applicable SEC and Nasdaq rules.
For 2020, the compensation committee engaged Compensia specifically to:

•participate in discussions with the compensation committee and selected members of senior management regarding our historical pay practices, incumbent roles and responsibilities, compensation philosophy and equity grant alternatives;
•develop a peer group of publicly traded and comparable life science and aesthetics companies that we compete with for business, executive talent and investor capital;
•review and assess the executive compensation practices disclosed by companies in the peer group;
•review and assess our executive compensation program;
•review equity grant practices for us and our industry peers, including topics such as equity plan dilution, annual share usage, prevalence of long-term incentive award vehicles and mix, and equity stakes for named executive officers;
•recommend an equity grant strategy to assist us in providing ongoing long-term incentive awards to executives and assist with equity grand modeling; and
•review and assess our non-employee director compensation program.
For 2020, Mercer provided advice with respect to executive and employee retention arrangements considered by our compensation committee.
Nominating and Corporate Governance Committee

The principal responsibilities of the nominating and corporate governance committee include:
•identifying, reviewing and evaluating candidates to serve on our board of directors consistent with criteria approved by our board of directors;
•evaluating director performance on the board and applicable committees of the board and determining whether continued service on our board is appropriate;
•reviewing communications from stockholders directed to the board, including evaluating nominations by stockholders of candidates for election to our board of directors;
•overseeing evaluations of the board of directors, individual directors and the committees of the board of directors;
•monitoring and recommending modifications to our Insider Trading Policy, as necessary and advisable; and
•reviewing and evaluating on an annual basis the performance of the nominating and corporate governance committee, including compliance of the audit committee with its charter.
The current members of the nominating and corporate governance committee are Karah Parschauer, who serves as chair, and Peter Farrell. Mrs. Parschauer is standing for re-election at the Annual Meeting. The board of directors also determined that each of the current members of the nominating and corporate governance committee is independent, as defined in the listing standards of Nasdaq.
The nominating and corporate governance committee has the sole authority to elect, retain, terminate and approve the fees and other retention terms of consultants or search firms used to identify director candidates and to assist in the evaluation of director performance. Due to changes in the composition of the committee during 2020, the nominating and corporate governance committee did not hold a meeting in 2020 and instead the full board of directors executed the duties normally delegated to the nominating and corporate governance committee.
Consideration of Director Candidates
Stockholder Recommendations
The nominating and corporate governance committee will consider candidates for director recommended by stockholders. If a stockholder wishes to recommend a director candidate, he or she should submit such recommendation in writing to the Chair, Nominating and Corporate Governance Committee, care of the Corporate Secretary at Evolus, Inc., 520 Newport Center Drive, Suite 1200, Newport Beach, CA 92660. The nominating and corporate governance committee may request additional information concerning the director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of the board of directors.
Stockholders recommending candidates for consideration by our nominating and corporate governance committee in connection with the next annual meeting of stockholders should submit their written recommendation no later than January 1 of the year of that meeting. All recommendations will be brought to the attention of the nominating and corporate governance committee, and the nominating and corporate governance committee shall evaluate such director nominees in accordance with the same criteria applicable to the evaluation of all director nominees.
Stockholder Nominations
Stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the nominating and corporate governance committee as described above) must mail notice in proper written form, including all required information as specified in the bylaws, to the Corporate Secretary at Evolus, Inc., 520 Newport Center Drive, Suite 1200, Newport Beach, CA 92660.  For more information, and for more detailed requirements including the time periods in which to send such nominations, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.2 to our Current Report on Form 8-K (File No. 001-38381), filed with the SEC on February 12, 2018 and see the section “Stockholder Proposals for 2022 Annual Meeting”
Meetings and Attendance
We expect directors to regularly attend meetings of the board of directors and of all committees on which they serve and to review the materials sent to them in advance of those meetings. The board of directors generally expects to hold four regular meetings per year and to meet on other occasions when circumstances require. As part of the board of directors’ regularly scheduled meetings, the non-employee directors meet in executive session. Directors spend additional time preparing for board of directors and committee meetings, and we may call upon directors for advice between meetings. The board of directors held fifteen meetings in 2020. Each director attended 75% or more of the aggregate number of meetings of the board of directors and of the committees on which he or she served that were held during the portion of the last fiscal year for which he or she was a director or committee member.
In addition, although we have no formal policy requiring attendance, directors are encouraged to attend the Annual Meeting and we expect nominees for election at each annual meeting of stockholders to participate in the Annual Meeting. All incumbent directors attended our annual meeting in May 2020.

Certain Relationships and Related-Person Transactions

Procedures for Approval of Related Person Transactions

Pursuant to the charter of the audit committee, the audit committee is responsible for reviewing, approving and ratifying in advance any “related person transactions.” For purposes of the charter of the audit committee only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants and had or will have a direct or indirect material interest, involving an amount that exceeds $120,000. A “related person” is any executive officer, director or a holder of more than 5% of any class of our equity, including any of their immediate family members and any entity owned or controlled by such persons.
Our audit committee will review, on an annual basis, the previously approved related person transactions that are continuous in nature to determine whether such transactions should continue.

Related Party Transactions

The following is a description of transactions since January 1, 2019 to which we have been a party, in which the amount involved exceeded or will exceed the lesser of $120,000 and 1% of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements. The transactions set forth below were approved by the audit committee. We believe we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by the audit committee.

Stockholder Agreement

On December 14, 2017, we entered into a stockholder agreement with Alphaeon, DI, as collateral agent, and Longitude. The stockholder agreement provides Alphaeon with certain registration rights. Alphaeon’s rights were assigned to Alphaeon 1, LLC in January 2020.

Subject to certain limitations, Alphaeon 1, LLC may request that we register for resale all or a portion of its shares of common stock. Alphaeon 1, LLC may also request that we file an automatic shelf registration statement on Form S-3 that covers the registrable securities requested to be registered, to the extent we are eligible to do so. Depending on certain conditions, and in addition to other exclusions, we may defer a demand registration for up to 90 days in any twelve-month period.
In the event that we propose to register any of our securities under the of Securities Act of 1933, as amended, or the Securities Act, either for our account or for the account of our other security holders, Alphaeon is entitled to certain piggyback registration rights allowing it to include its shares in the registration, subject to certain marketing and other limitations. As a result, whenever we propose to file a registration statement under the Securities Act, Alphaeon 1, LLC is entitled to notice of the registration.

The stockholder agreement provides that we must pay all registration expenses (other than the underwriting discounts and commissions) in connection with effecting any demand registration or shelf registration. The stockholder agreement contains customary indemnification and contribution provisions by us for the benefit of Alphaeon 1, LLC and its affiliates and, in limited situations, by Alphaeon for the benefit of us and any underwriters with respect to written information furnished to us by Alphaeon and stated by Alphaeon to be specifically included in any registration statement, prospectus or related document.
The registration rights remain in effect with respect to any shares covered by the stockholder agreement until (i) all such shares have been sold pursuant to an effective registration statement under the Securities Act, or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of the shares without limitation during a three-month period without registration.

Exclusive Distribution and Supply Agreement with Clarion Medical Technologies Inc.

On November 30, 2017, we entered into an exclusive distribution and supply agreement, or the distribution agreement, with Clarion Medical Technologies Inc., or Clarion. The distribution agreement provides terms pursuant to which we will exclusively supply our product to Clarion in Canada. Clarion was previously a wholly-owned subsidiary of Alphaeon. However, pursuant to previous agreements among Alphaeon, Clarion, and previous equity holders of Clarion, the previous equity holders of Clarion had the option, and have exercised such option, to unwind Alphaeon’s acquisition of Clarion. As a result, Alphaeon and SCH, jointly and severally owe the equity holders of Clarion an unwinding fee of $9.6 million, or the unwinding fee. We have agreed that the unwinding fee will be reduced, on a dollar-for-dollar basis, pursuant to the terms of the distribution agreement. The distribution agreement sets forth that a portion of the proceeds received from each unit of product purchased by Clarion shall be paid directly to the previous equity holders of Clarion, and will reduce, on a dollar-for-dollar basis, the amount of the unwinding fee Alphaeon owes. We are not contractually obligated to pay the unwinding fee to the previous equity holders of Clarion. In the event that the distribution agreement is terminated or if we fail to provide product to Clarion in Canada, Alphaeon and SCH will remain jointly and severally liable to the previous equity holders of Clarion for the balance of the unwinding fee. In addition, if Alphaeon or SCH repays the unwinding fee in full at any time, the agreement may be terminated by us or if continued, we will no longer utilize a portion of the proceeds received from the sale of each unit of product to reduce the unwinding fee and will thereafter realize the full proceeds of each sale of a unit of product to Clarion.

In addition, Alphaeon and SCH have agreed with Clarion to pay the unpaid amount of the unwinding fee on December 31, 2022, if demanded by the previous equity holders of Clarion.

The distribution agreement will terminate upon the earlier of the fifth anniversary of the approval of our NDS from Health Canada for the product, or at such time the unwinding fee is paid in full. Thereafter, the distribution agreement may be renewed by mutual agreement of the parties. We or Clarion may terminate the distribution agreement if the other party materially breaches without cure for sixty days or becomes insolvent, seeks protection under any bankruptcy proceeding, or such proceeding is instituted against the other party and not dismissed within sixty days.

The service revenue related to the sale of Jeuveau® through Clarion in 2019 was recorded based on terms that were not in the scope of the distribution agreement and resulted in no reduction of the unwinding fee owed by Alphaeon.

In March 2021, we entered into an addendum to the distribution agreement, or the addendum, pursuant to which the distribution agreement would no longer reduce the unwinding fee on a dollar-for-dollar basis. Prior to the entry into the addendum, we did not reduce the amount of the unwinding fee owed by Alphaeon.

Employment of David Moatazedi’s Brother-In-Law

Since September 2018, we have employed Mr. Moatazedi’s brother-in-law as a Marketing Manager and Analyst. He receives compensation commensurate with his level of experience and other employees having similar responsibilities. His offer letter provides for a base salary of $130,000 on an annual basis, a bonus target of 15% of base salary depending on achievement of certain company and individual performance metrics, an option to purchase up to 5,000 shares of common stock on our standard form of Stock Option Agreement as well as participation in our general employee welfare programs. The total salary paid to Mr. Moatazedi’s brother-in-law for each of 2020 and 2019 was approximately $135,000 and $130,000, respectively. He received 1,223 restricted stock units and an option to purchase 1,988 shares in 2020, and an option to purchase 2,000 shares of common stock in 2019, and bonuses for 2020 and 2019 performance of approximately $27,500 and $21,000, respectively. He is not considered an officer under Section 16 of the Exchange Act and does not report directly to Mr. Moatazedi.

Consulting and Services Arrangement with David Moatazedi’s Brother-in-Law

Since 2018, we have engaged an IT consulting firm that is owned by another one of Mr. Moatazedi’s brothers-in-law to provide consulting services, including direct consulting by the brother-in-law, and certain general IT services. The total amounts paid to the IT consulting firm in 2020 and 2019 were approximately $56,600 and $233,000, respectively, and the firm will continue to provide services in 2021.

Certain Transactions with Medytox

As of April 23, 2021, Medytox, Inc., or Medytox, owned 6,762,652 shares of our common stock, par value $0.00001 per share, or approximately 15.5% of our outstanding shares of common stock. These shares were issued to Medytox in connection with the Medytox/Allergan Settlement Agreements described below.

Medytox/Allergan Settlement Agreements

Effective February 18, 2021, we entered into a Settlement and License Agreement with Medytox, and Allergan, Inc. and Allergan Limited, or collectively Allergan, which we refer to as the U.S. Settlement Agreement and another Settlement and License Agreement with Medytox which we refer to as the ROW Settlement Agreement. We refer to the U.S. Settlement Agreement and the ROW Settlement Agreement collectively as the Medytox/Allergan Settlement Agreements.

Under the Medytox/Allergan Settlement Agreements, we obtained (i) a license to commercialize, manufacture and to have manufactured for us certain products identified in the Medytox/Allergan Settlement Agreements, including Jeuveau® (the “Licensed Products”), in the United States and other territories where we license Jeuveau®, (ii) the dismissal of outstanding litigation against us, including an action before the International Trade Commission brought by Medytox, which we refer to as the ITC Action, a rescission of related remedial orders that resulted from the ITC Action, and the dismissal of a civil case in the Superior Court of California against us, which we refer to together with any claims (including claims brought in Korean courts) with a common nexus of fact as the Medytox/Allergan Actions, and (iii) releases of claims against us for the Medytox/Allergan Actions. In exchange, we agreed to (i) make cash payments of $35.0 million in multiple payments over two years to Allergan and Medytox, (ii) pay to Allergan and Medytox certain royalties on the sale of Jeuveau®, based on a certain dollar amount per vial sold of Licensed Product by us or on our behalf in the United States, from December 16, 2020 to September 16, 2022, (iii) from December 16, 2020 to September 16, 2022, pay to Medytox a low-double digit royalty on net sales of Jeuveau® sold by us or on our behalf in territories we have licensed outside the United States; (iv) from September 16, 2022 to September 16, 2032, pay to Medytox a mid-single digit royalty percentage on net sales of Jeuveau® in the United States and all territories we have licensed outside the United States, (v) issue to Medytox of 6,762,652 shares of our common stock, par value $0.00001 per share, which we issued on February 18, 2021, and (vi) enter into a Registration Rights Agreement pursuant to which we granted certain registration rights to Medytox with respect to such shares of common stock beginning as of March 31, 2022. From December 16, 2021 to March 31, 2021 we have not made any payments under the Medytox/Allergan Settlement Agreements.

Certain Transactions with Daewoong

As of April 23, 2021, Daewoong Pharmaceutical Co., Ltd., or Daewoong, owned 3,136,869 shares of our common stock, par value $0.00001 per share, or approximately 7.2% of our outstanding shares of common stock. These shares were issued to Daewoong on May 23, 2021 upon the conversion of a $40 million Convertible Promissory Note we previously issued to Daewoong on July 6, 2020 pursuant to a Convertible Promissory Note Conversion Agreement we entered into with Daewoong on March 23, 2021 as part of the 2021 Daewoong Arrangement described below.

Daewoong License and Supply Agreement

In 2013, we and Daewoong entered into a license and supply agreement, as amended, which we refer to as the Daewoong Agreement, pursuant to which we have an exclusive distribution license to Jeuveau® from Daewoong for aesthetic indications in the United States, EU, Great Britain, Canada, Australia, Russia, C.I.S., and South Africa, as well as co-exclusive distribution rights with Daewoong in Japan. Under the Daewoong Agreement, we are required to make certain minimum annual purchases in order to maintain the exclusivity of the license. These minimum purchase obligations are contingent upon the occurrence of future events, including receipt of governmental approvals and our future market share in various jurisdictions. Under the Daewoong Agreement, Daewoong is responsible for all costs related to the manufacturing of Jeuveau®, including costs related to the operation and upkeep of its manufacturing facility, and we are responsible for all costs related to obtaining regulatory approval, including clinical expenses, and commercialization of Jeuveau®.

On March 23, 2021, as part of the 2021 Daewoong Arrangement, we entered into a Third Amendment to the Supply Agreement, which amends the Daewoong Agreement and which we refer to as the “Daewoong Agreement Amendment.” Under the Daewoong Agreement Amendment, the Daewoong Agreement was amended to: (i) expand the territory within which we may distribute Jeuveau® to certain countries in Europe; (ii) reduce the period of time with respect to which we are required to deliver binding forecasts to Daewoong; (iii) introduce certain limitations on Daewoong’s ability to convert our exclusive license for certain territories to a non-exclusive license in the event we fail to meet certain minimum purchase requirements for such territory; (iv) adjust the minimum purchase requirements and reduce the transfer price per vial of Jeuveau® applicable to various territories; (v) require that any Jeuveau® supplied by Daewoong match certain shelf-life thresholds; and (vi) prohibit us from sharing certain confidential information regarding Daewoong with Medytox or its affiliates or representatives. From March 23, 2021 to March 30, 2021, we did not pay any amounts to Daewoong pursuant to the Daewoong Agreement, as amended

2021 Daewoong Arrangement

On March 23, 2021, we also entered into a Confidential Settlement and Release Agreement with Daewoong, which we refer to as the Daewoong Settlement Agreement. We refer to the Daewoong Settlement Agreement, the Convertible Promissory Note Conversion Agreement and the Daewoong Agreement Amendment described above collectively as the 2021 Daewoong Arrangement.

Under the 2021 Daewoong Arrangement, (i) Daewoong agreed to (a) pay us an amount equal to $25.5 million, which we received on April 6, 2021, (b) pay certain reasonable legal fees incurred by our litigation counsel in connection with its defense of the ITC Action (including any appeal of the resulting remedial orders), (c) cancel all remaining milestone payments of up to $10.5 million in the aggregate under the Daewoong Agreement, and (d) reimburse us certain amounts (calculated on a dollar amount per vials sold basis in the United States) for sales of Licensed Products, partially offsetting the royalty payments we are required to pay Medytox and Allergan pursuant to the U.S. Settlement Agreement; and (ii) we agreed to (y) release certain claims we may have against Daewoong or certain of its affiliates and representatives related to the allegations made in or the subject matter of the Medytox/Allergan Actions, or any orders, remedies and losses resulting from the Medytox/Allergan Actions, and (z) coordinate with Daewoong on certain matters related to the Medytox/Allergan Actions.

Director and Executive Compensation and Indemnification Agreements

Please see “Director Compensation” and “Executive Compensation” for a discussion regarding the compensation of our non-employee directors and our executive officers.

We enter into indemnification agreements with our directors and executive officers upon their election to office. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.

Director Compensation
Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of our common stock. The board of directors reviews director compensation at least annually. The compensation committee has the sole authority to engage a consulting firm to evaluate director compensation.
Our non-employee directors receive equity and cash compensation for their service as directors. In 2020, each non-employee received an annual retainer of $40,000. In 2021, each non-employee director will receive an annual retainer of $42,000. The annual retainers are paid on a quarterly basis. Our non-executive board chairman receives an additional annual retainer of $35,000. Additionally, our non-employee directors receive compensation for committee service as follows:

	Amount(1) ($)
Position	2020	2021
Audit Committee Chair	20,000	20,000
Other Audit Committee Members	7,500	10,000
Compensation Committee Chair	15,000	15,000
Other Compensation Committee Members	6,000	7,500
Nominating and Corporate Governance Committee Chair	10,000	10,000
Other Nominating and Corporate Governance Committee Members	5,000	5,000
(1)    These amounts are annualized amounts, payable quarterly.
In response to the COVID-19 pandemic and as part of broader actions taken by the Company, each then serving director voluntarily agreed to reduce their cash fees by 20% effective from April 15, 2020 until July 1, 2020, when compensation was restored.
Equity awards for qualifying non-employee directors consist of (a) an initial equity award with a grant date fair value of approximately $230,000, upon initial election to the board, subject to vesting and to continued service on the board, and (b) annual equity awards with a grant date fair value of approximately $135,000, subject to vesting and continued service on the board. For 2020, these awards were in the form of stock options. On January 23, 2020, each non-employee director serving on the board on that date was granted an option to acquire 23,458 shares of our common stock at a per share exercise price of $10.19. These options were scheduled to vest, subject to continued service, in twelve monthly installments following the date of grant.
The following table shows the total compensation for non-employee directors during the year ended December 31, 2020. David Moatazedi, our President and Chief Executive Officer, served as a member of the board during 2020, but did not receive any additional compensation for such service as a director.
2020 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)(2) ($)	Total ($)
Vikram Malik (Chairman)	73,456	127,365	200,821
Simone Blank	38,000	127,365	165,365
Peter Farrell(3)	46,750	127,365	174,115
David Gill(4)	75,450	127,365	202,815
Bosun Hau(5)	16,271	127,365	143,636
Robert Hayman	53,754	127,365	181,119
Karah Parschauer(4)(6)	67,950	127,365	195,315
Kristine Romine, M.D.(5)	12,734	127,365	140,099

(1)    Represents the aggregate grant date fair value of the option awards granted to the non-employee directors during 2020, computed in accordance with FASB ASC Topic 718. See Note 9, Stockholders’ Equity (Deficit) to our financial statements included in our 2020 Annual Report on Form 10-K filed with the SEC on February 25, 2020 for a discussion of the assumptions we made in determining the grant date fair value of our option awards.
(2)    The options reflected in the above table constitute the aggregate number of stock options granted to each non-employee director in 2020. As of December 31, 2020, each non-employee director serving as of December 31, 2020 holds the following number of outstanding and unexercised options: Mr. Malik, 57,067 options, Ms. Blank, 57,067 options, Dr. Farrell, 49,621 options, Mr. Gill, 60,654 options, Mr. Hayman, 57,067 options, and Mrs. Parschauer, 49,621 options.
(3)    Dr. Farrell was appointed to the Audit Committee effective as of April 15, 2020.
(4)    Includes $12,750 for service on a Special Committee of the Board of Directors.
(5)    Mr. Hau and Dr. Romine resigned from the Board of Directors effective April 15, 2020.
(6)    Mrs. Parschauer was appointed chairperson of the Nominating and Corporate Governance Committee effective as of April 15, 2020.

Proposal 1 - Election of Directors
The board of directors is currently comprised of seven directors and is divided into three classes: Class I, Class II and Class III. Each class of directors serves for a three-year term, with one class of directors being elected by our stockholders at each annual meeting.
•Peter Farrell, David Gill and Robert Hayman serve as Class I Directors, with terms of office expiring at the 2022 Annual Meeting.
•Simone Blank serves as a Class II Director, with a term of office expiring at the 2023 Annual Meeting.
•David Moatazedi, Vikram Malik, and Karah Parschauer serve as Class III Directors, with terms of office expiring at this year’s Annual Meeting of Stockholders.
Subject to any rights applicable to any then outstanding preferred stock, any vacancies on our board of directors may be filled only by the affirmative vote of a majority of the directors then in office.
Upon the recommendation of the nominating and corporate governance committee, Mr. Moatazedi, Mr. Malik, and Mrs. Parschauer are the board of directors’ nominees for election to the board of directors at the Annual Meeting. The Class III directors will be elected to hold office until the 2024 Annual Meeting and until their successors are duly elected and qualified or until their earlier death, resignation or removal. Unless otherwise instructed, the proxy holders will vote all validly submitted proxies “FOR ALL” to elect Mr. Moatazedi, Mr. Malik, and Mrs. Parschauer as Class III Directors. Each person nominated for election has consented to be named in this proxy statement and has agreed to serve if elected, and we have no reason to believe that any nominee will be unable or unwilling for good cause to serve if elected. If any nominee is not able or is unwilling for good cause to serve at the time of the Annual Meeting, proxies will be voted in favor of the other nominee, leaving a vacancy, or for a substitute nominee as may be determined by the proxy holders, unless the board of directors chooses to reduce the number of directors serving on the board of directors. There are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.
Director Qualifications
The board of directors has determined that, as a whole, it must have the right mix of characteristics, skills and diversity to provide effective oversight of our company. In selecting directors, the board of directors seeks to achieve a mix of directors that enhances the diversity of background, skills and experience on the board, including with respect to age, gender, international background, ethnicity and specialized experience. Directors should have relevant expertise and experience and be able to offer advice and guidance to our Chief Executive Officer based on that expertise and experience.
Each director is also expected to:
•possess fundamental qualities of intelligence, honesty, perceptiveness, maturity, integrity, fairness and responsibility;
•have a genuine interest in Evolus and recognize that as a member of the board of directors, each director is accountable to all of our stockholders, not to any particular interest group;
•be of the highest ethical character and share the values of Evolus as reflected in its Code of Conduct;
•be highly accomplished in his or her field, with superior credentials and recognition;
•possess sound business judgment, be able to work effectively with others, have sufficient time to devote to our affairs; and be free from conflicts of interest; and
•have independent opinions and be willing to state them in a constructive manner.
The board of directors periodically reviews the diversity of skills and characteristics needed in the board of directors’ oversight of our company, as well as the effectiveness of the mix of skills and experience. The board of directors considers the skill areas represented on the board of directors, those skill areas represented by any directors who are expected to retire or leave the board of directors in the near future, and recommendations of directors regarding skills that could improve the ability of the board of directors to carry out its responsibilities.
Identifying and Evaluating Nominees for Directors
Our nominating and corporate governance committee oversees the director nomination process. This committee is responsible for assisting the board of directors in establishing minimum qualifications for director nominees, including the qualities and skills that members of our directors are expected to possess. When the board of directors or its nominating and corporate governance committee has identified the need to add a new director with specific qualifications or to fill a vacancy on the board, the chair of the nominating and corporate governance committee will initiate a search, seeking input from other directors and senior management, review any candidates that the nominating and corporate governance committee has previously identified, and, if necessary, hire a search firm. The nominating and corporate governance committee will identify the initial list of candidates who satisfy the specific criteria and otherwise qualify for membership on the board of directors. Our board of directors considers many factors in evaluating the suitability of individual director candidates, including their general understanding of our business, sales and marketing, finance, and other disciplines relevant to the success of a publicly traded company; understanding of our business and technology; educational and professional background; personal accomplishment; and national, gender, age, and ethnic diversity. While our board of directors has no formal policy for the consideration of diversity in identifying director nominees, the nominating and corporate governance committee seeks to identify and elect directors that will collectively represent a diversity of backgrounds and experience and will endeavor to include women and individuals from minority groups in the qualified candidate pool from which any new director candidates will be drawn. Selected members of the board of directors will interview each qualified candidate; other directors will also interview the candidate if practicable. Based on a satisfactory outcome of those interviews, the nominating and corporate governance committee will make its recommendation on the candidate to the board of directors.
The nominating and corporate governance committee will consider candidates for election or appointment to the Board recommended by stockholders on the same basis as director candidates from any other source. See “Corporate Governance-Nominating and Corporate Governance Committee—Consideration of Director Candidates” above.
Information Regarding Directors
The following table sets forth the name of each current director, including each nominee for Class III Director, together with their age (as of April 23, 2021) and the year in which they became a director.

Director	Age	Director Since	Term Expires
Class I Directors:
David Gill	66	2018	2022
Robert Hayman	62	2018	2022
Peter Farrell, Ph.D., D.Sc.	78	2019	2022
Class II Directors:
Simone Blank	58	2018	2023
Class III Directors:
David Moatazedi	43	2018	2021
Vikram Malik	58	2018	2021
Karah Parschauer	43	2019	2021
The information appearing in the following table sets forth, for each director and nominee for election as a director, as of April 23, 2021:
•The director or nominee’s professional experience for at least the past five years.
•The month and year in which the director or nominee first became one of our directors.
•Each committee of the board of directors on which the director or nominee currently serves.
•The director or nominee’s age.
•The relevant specific experience, qualifications, attributes or skills the director or nominee possesses that led the board of directors to conclude that the individual should serve as a director.
•Directorships held by each director or nominee presently and at any time during the past five years at any public company or registered investment company.

Class I Directors

David Gill	Robert Hayman
Age: 66 Evolus Board Service ● Tenure: 38 months (February 2018) ● Audit Committee (Chair) ● Compensation Committee	Age: 62 Evolus Board Service ● Tenure: 39 months (January 2018) ● Compensation Committee (Chair)
Professional Experience
Mr. Gill has served as a member of our board of directors since February 2018. Since February 2021 Mr. Gill has served as the Chief Financial Officer of Perspectum, Ltd, a healthcare technology company which transforms the clinical management of metabolic disease and cancer. Mr. Gill also currently serves as a director of Y-mAbs Therapeutics, Inc. and Strongbridge Biopharma, PLC. Previously he served on the board of directors of Histogenics, Inc. from January 2015 to July 2019, Melinta Therapeutics, Inc (f/k/a Cempra Inc. from April 2012 to April 2020, and Strata Skin Sciences from May 2018 to May 2020. From May to November 2016, Mr. Gill served as the President and Chief Financial Officer of EndoChoice, Inc., a medical device company focused on gastrointestinal disease. Mr. Gill joined EndoChoice, Inc. as Chief Financial Officer in August 2014 and was subsequently appointed President in May 2016. Earlier in his career, Mr. Gill served in a variety of senior executive leadership roles for several publicly-traded companies, including NxStage Medical, Inc., CTI Molecular Imaging, Inc., Interland Inc. and Novoste Corporation. Mr. Gill holds a B.S. in Accounting from Wake Forest University and an M.B.A. from Emory University, and is a certified public accountant (inactive).

Professional Experience
Mr. Hayman has served as a member of our board of directors since January 2018. From April 2014 to February 2018, Mr. Hayman served as a member of Alphaeon’s board of directors. Since 2011, Mr. Hayman has served as the owner and Chief Executive Officer of Hayman Properties, a real estate investment and development business. Since 2015, Mr. Hayman has served as Principal, Chairman and Chief Executive Officer of Perimetrics, LLC, a dental diagnostic service company. From 1993 to February 2008, Mr. Hayman served as the co-founder, Chief Executive Officer and Chairman of Discus Dental, Inc. Mr. Hayman attended the Masters Degree program in Psychology at Pepperdine University, and received a B.S. in Business Administration from Boston University.

Relevant Skills
We believe that Mr. Gill’s extensive experience as an executive in the life sciences industry and his prior service as a senior-level executive in mature life sciences companies qualifies him to serve on the board of directors.

Relevant Skills We believe Mr. Hayman’s extensive business and leadership experience qualifies him to serve on the board of directors.
Other Public Board Service
● Y-mAbs Therapeutics, Inc. | December 2017-present
● Strongbridge Pharma PLC | September 2019-present
● Strata Skin Sciences, Inc. | May 2018-May 2020
● Melinta Therapeutics, Inc. | April 2012-April 2020
● Histogenics Corporation | February 2015-July 2019
Other Public Board Service ● N/A

Peter Farrell, Ph.D., D.Sc.
Age: 78 Evolus Board Service ● Tenure: 21 months (July 2019) ● Audit Committee ● Nominating and Corporate Governance Committee
Professional Experience
Dr. Farrell has served as a member of our board of directors since July 2019. Dr. Farrell is the founding Chairman of ResMed Inc., a leading developer and manufacturer of medical equipment for the diagnosis and treatment of sleep-disordered breathing. Dr. Farrell has been a Director and Chairman of the Board of Resmed since its inception in June 1989. He served as Chief Executive Officer of ResMed from 1990 to 2007 and again from February 2011 until March 2013. From March 2013 through December 2013, Dr. Farrell served as Executive Chairman of ResMed, and, in January 2014, he became non-executive Chairman. Since May 2018, Dr. Farrell has served as the Chairman of the Board of Arcturus Therapeutics, Ltd. From January 2005 to May 2018, Dr. Farrell served on the board of directors of Nuvasive, Inc. Dr. Farrell holds bachelor’s and master’s degrees in chemical engineering from the University of Sydney and the Massachusetts Institute of Technology, a Ph.D. in bioengineering from the University of Washington, Seattle and a Doctor of Science from the University of New South Wales for research related to dialysis and renal medicine.

Relevant Skills We believe Dr. Farrell’s extensive executive experience in the life science industry qualifies him to serve on the board of directors.
Other Public Board Service ● Resmed, Inc. | June 1989-present ● Arcturus Therapeutics Holdings, Inc. | May 2018-present

Class II Directors

Simone Blank
Age: 58 Evolus Board Service ● Tenure: 39 months (January 2018)
Professional Experience
Ms. Blank has served as a member of our board of directors since January 2018. Ms. Blank has served as the chairwoman of the board of directors of Alphaeon since July 2016 and on the board of managers of Alphaeon 1, LLC since January 2020. Ms. Blank is also the owner of Dental Innovations Apus BV and the co-owner of Dental Innovations BV, both private investment companies. Since 2013, Ms. Blank has served as a member of the board of directors of several private healthcare companies. From May 2006 to October 2013, Ms. Blank served as a member of the board of directors of Sirona Dental Systems Inc., or Sirona, a dental technology manufacturer previously listed on Nasdaq. From July 1999 to October 2013, Ms. Blank served as Executive Vice President and Chief Financial Officer of Sirona. Prior to July 1999, Ms. Blank was an engagement manager in the merger and acquisition transaction group of PricewaterhouseCoopers after having gained global financial experience as a certified public accountant and tax advisor. Ms. Blank received a M.Sc. in Economics from the University of Duisburg, Germany.

Relevant Skills We believe Ms. Blank’s extensive business, finance, and leadership experience qualifies her to serve on the board of directors.
Other Public Board Service ● N/A

Class III Directors

David Moatazedi	Vikram Malik
Age: 43 Evolus Board Service ● Tenure: 35 months (May 2018)	Age: 58 Evolus Board Service ● Tenure: 39 months (January 2018)
Professional Experience
Mr. Moatazedi has served as our President, Chief Executive Officer and as a member of our board of directors, since May 2018. Prior to that time, Mr. Moatazedi was the Senior Vice President at Allergan, Inc., or Allergan, and division head of the U.S. Medical Aesthetics division, which includes facial aesthetics, plastic surgery, regenerative medicine, body contouring, and skin care products from March 2016 to May 2018. From March 2017 to June 2020, Mr. Moatazedi served as a member of the board of directors of Obalon Therapeutics, Inc., a public medical device company focused on developing and commercializing medical devices to treat obese and overweight people by facilitating weight loss. Mr. Moatazedi worked in various leadership capacities within Allergan since March 2005, including as Vice President, Sales and Marketing of the U.S. Facial Aesthetics division from August 2014 to March 2016 and Vice President, Sales and Market of the U.S. Plastic Surgery division from February 2013 to August 2014. Prior to Allergan, Mr. Moatazedi was a district manager at Novartis Pharmaceuticals for the Dermatology division. Mr. Moatazedi holds an M.B.A. from Pepperdine University and a B.A. from California State University, Long Beach.

Professional Experience
Mr. Malik has served as a member and the Chairman of our board of directors since January 2018. Since December 2020, Mr. Malik has served as President and a director of Priveterra Acquisition Corp. a blank-check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Mr. Malik has served as a member of Alphaeon’s board of directors since April 2014 and of the board of managers of Alphaeon 1, LLC since January 2020. Since May 2013, Mr. Malik has served as the Managing Partner of Strathspey Crown Holdings Group, LLC. From August 2011 to May 2013, Mr. Malik served as Vice Chairman, Investment Banking for Deutsche Bank Securities, Inc. From November 2010 to August 2011, Mr. Malik served as a Managing Director in the Healthcare Corporate and Investment Banking Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated. From June 2000 to November 2010, Mr. Malik served as the Managing Director of Banc of America Securities, LLC. Mr. Malik received a B.A. in Economics from Delhi University and an M.B.A. from Boston University Graduate School of Management.

Relevant Skills
We believe that Mr. Moatazedi’s extensive leadership experience, his position as President and Chief Executive Officer of Evolus, knowledge of the Company and industry knowledge qualify him to serve on the board of directors.
Relevant Skills We believe Mr. Malik’s extensive experience in the investment banking and financial services industry qualifies him to serve on the board of directors.
Other Public Board Service ● Obalon Therapeutics, Inc. | March 2017-June 2020	Other Public Board Service ● Priveterra Acquisition Corp. | December 2020 - present

Karah Parschauer
Age: 43 Evolus Board Service ● Tenure: 21 months (July 2019) ● Audit Committee ● Compensation Committee ● Nominating and Corporate Governance Committee (Chair)
Professional Experience
Karah Parschauer has served as a member of our board of directors since July 2019. Since June 2016, Mrs. Parschauer has served as General Counsel and Executive Vice President of Ultragenyx Pharmaceutical, Inc, or Ultragenyx. Since June 2019, Mrs. Parschauer has served on the Board of Directors of Arcturus Therapeutics, Ltd. Prior to Ultragenyx, Mrs. Parschauer served in various executive capacities, and most recently as Vice President, Associate General Counsel, at Allergan plc, a pharmaceutical company, from June 2005 until June 2016. Prior to Allergan, Mrs. Parschauer was an attorney at Latham & Watkins LLP, where she practiced in the areas of mergers and acquisitions, securities offerings, and corporate governance. Mrs. Parschauer holds a B.A. in Biology from Miami University and a J.D. from Harvard Law School.

Relevant Skills We believe Mrs. Parschauer’s extensive experience within the aesthetics industry and as an attorney qualifies her to serve on the board of directors.
Other Public Board Service ● Arcturus Therapeutics Holdings, Inc. | June 2019-Present

The board of directors recommends a vote
FOR ALL
to elect Mr. Moatazedi, Mr. Malik and Mrs. Parschauer as Class III directors to serve until Evolus’ 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Security Ownership of
Certain Beneficial Owners and Management
The following table sets forth the number of outstanding shares of common stock beneficially owned and the percentage of common stock beneficially owned, as of April 23, 2021, by:
•each person known to us to be the beneficial owner of more than five percent of our then-outstanding common stock;
•each director and named executive officer; and
•all of our directors and executive officers as a group.
The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by June 22, 2021 (sixty days after April 23, 2021) through the exercise or conversion of a security or other right. Unless otherwise indicated or pursuant to applicable community property laws, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose.
The percentage of beneficial ownership in the table below is based on 43,770,312 shares of common stock deemed to be outstanding as of April 23, 2021.
Unless otherwise indicated, the address of all individuals listed in the table below is c/o Evolus, Inc., 520 Newport Center Drive, Suite 1200, Newport Beach, California 92660.

Beneficial owner	Shares Beneficially Owned	% of Total Voting Power
Named Executive Officers and Directors
David Moatazedi(1)	996,700	2.2%
Lauren Silvernail(2)	207,439	* %
Michael Jafar(3)	122,551	*
Rui Avelar, M.D.(4)	255,611	*
Vikram Malik(5)(6)	1,372,168	3.1%
Simone Blank(5)(7)	424,644	1.0%
Robert Hayman(4)	57,067	*
David Gill(8)	65,653	*
Peter Farrell, Ph.D., D.Sc.(9)	36,539	*
Karah Parschauer(9)	36,539	*
All executive officers and directors as a group (10 persons)	3,476,390	7.6%
Greater than 5% Holders
Alphaeon 1, LLC(10)	8,662,346	19.8%
Medytox, Inc. (11)	6,762,652	15.5%
Daewoong Pharmaceutical Co., Ltd. (12)	3,136,869	7.2%
*    Less than 1%

(1)    Includes options to purchase 984,492 shares of common stock exercisable within 60 days of April 23, 2021.
(2)    Includes options to purchase 183,750 shares of common stock exercisable within 60 days of April 23, 2021 and 7,500 deliverable pursuant to restricted stock units within 60 days of April 23, 2021.
(3)    Includes options to purchase 93,750 shares of common stock vested and exercisable as of Mr. Jafar’s resignation effective February 26, 2021 and exercisable until May 27, 2021. The amount beneficially owned by Mr. Jafar is based on information contained in Mr. Jafar’s Form 4 filings with the SEC prior to the date of his resignation, adjusted to give effect to subsequent transactions of which we are aware in connection with employment-related equity awards.
(4)    Includes options to purchase 181,008 shares of common stock exercisable within 60 days of April 23, 2021.
(5)    Includes options to purchase 57,067 shares of common stock exercisable within 60 days of April 23, 2021.
(6)    Includes 1,298,701 shares of common stock held by Strathspey Crown Holdings Group, LLC (“SCH”). As a Managing Director of SCH, Mr. Malik may be deemed to share voting and dispositive power over the shares held by SCH. Mr. Malik disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

(7)    Includes 367,577 shares of common stock held by Dental Innovations Apus Investment BV (“DIAI”). As the sole beneficial holder of DIAI, Ms. Blank may be deemed to share voting and dispositive power over the shares held by DIAI.
(8)    Includes options to purchase 60,653 shares of common stock exercisable within 60 days of April 23, 2021.
(9)    Includes options to purchase 36,539 shares of common stock exercisable within 60 days of April 23, 2021.
(10)    The address of Alphaeon 1, LLC is 4040 MacArthur Blvd., Suite 310, Newport Beach, California 92660. Alphaeon 1, LLC’s voting and investment decisions are made by its board of managers which, as of the date of this proxy statement, consists of Simone Blank, Jost Fischer, Darren O’Brien, Robert Grant, Vikram Malik and Richard Taketa. These members of Alphaeon 1, LLC’s board of directors may be deemed to share voting, investment or dispositive power over the shares held by Alphaeon 1, LLC.
(11)     Based on information set forth in a Schedule 13G filed by Medytox with the SEC on March 1, 2021. Medytox has sole voting and investment power of the shares. The address of Medytox is 78 Gangni 1-gil Ochang-eup, Cheongwon-gu Cheongju-si, Chungcheongbuk-do 28126, Republic of Korea.
(12) Based on information set forth in a Schedule 13G filed by Daewoong with the SEC on April 1, 2021, Daewoong has sole voting and investment power of the shares. The address of Daewoong is 35-14, Jeyakgongdan 4-gil, Hyangnam-eup, Hwaseong-si, Gyeonggi-do, Republic of Korea.

Executive Officers
The following table sets forth, as of April 23, 2021, the names of our executive officers, their ages, their positions and business experience, and the year of their first election as officers. Each executive officer serves at the discretion of the board of directors and holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
EXECUTIVE OFFICERS

Name	Age	Positions and Business Experience	Year First Elected Officer
David Moatazedi	43	Please see “Proposal 1. Election of Directors-Information Concerning Directors and Nominees for Election as Directors.”	2018
Lauren Silvernail	62	Mrs. Silvernail has served as our Chief Financial Officer and Executive Vice President, Corporate Development since May 2018. Prior to that time, Mrs. Silvernail served as the Chief Financial Officer and Chief Business Officer of Revance Therapeutics, Inc., or Revance, a pharmaceutical research and development company, from December 2015 to May 2018 and as Revance's Chief Financial Officer and Executive Vice President, Corporate Development from March 2013 to December 2015. From 2003 to 2012, Mrs. Silvernail was Chief Financial Officer and Vice President of Corporate Development at ISTA Pharmaceuticals, Inc., a commercial pharmaceutical company. From 1995 to 2003, Mrs. Silvernail served in various operating and corporate development positions with Allergan, including Vice President, Business Development. Prior to joining Allergan, Mrs. Silvernail worked at Glenwood Ventures, an investment firm, as a General Partner. She currently serves on the board of directors and as a member of the audit and compensation committees and as chairwoman of the corporate governance committee of Nicox S.A. Mrs. Silvernail holds a B.A. in Biophysics from the University of California, Berkeley and an M.B.A. from the Anderson Graduate School of Management at the University of California, Los Angeles.	2018
Rui Avelar, M.D.	59	Dr. Avelar has served as our Chief Medical Officer since January 2014 and was appointed to the additional position of Head of Research and Development in August 2018. From January 2014 to February 2018, Dr. Avelar also served as the Chief Medical Officer of Alphaeon. From March 2011 to December 2013, he served as Chief Medical Officer of Allergan Medical, where he was responsible for clinical development, clinical operations, safety, medical writing, biostatistics and regulatory matters. Dr. Avelar holds a M.D. from the University of Toronto and has received training accreditation in Sports Medicine from the Canadian Academy of Sports Medicine
			2014
Crystal Muilenburg	41	Mrs. Muilenburg has served as our Chief Marketing Officer since February 2021. From February 2019 to February 2021, Mrs. Muilenburg served as our Vice President, Corporate Communications and Public Relations. From February 2018 to January 2019, Mrs. Muilenburg served as the Head of Global Strategic Marketing for Sienna Biopharmaceuticals, Inc., a clinical stage biopharmaceutical company. From April 2006 to February 2013, Mrs. Muilenburg held various marketing and communications positions with Allergan culminating in the role of Executive Director, International Strategic Marketing. Mrs. Muilenburg holds a B.S. in Biological Sciencies from California Polytechnic State University - San Luis Obispo	2021
There are no family relationships among any of our directors or executive officers.

Executive Compensation
Summary Compensation Table

The following table provides information concerning the compensation paid for 2020 and 2019 to our “named executive officers,” who consist of our President and Chief Executive Officer and our two next most highly compensated executive officers during the year ended December 31, 2020.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary		Bonus	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation		Total
David Moatazedi	2020	$527,083	(3)	$—	$1,232,293	$815,869	720,500	7,000	(5)	4,023,245
President and Chief Executive Officer	2019	$550,000		$—	$—	$1,169,813	$555,500	$3,500	(5)	$2,278,813
Lauren Silvernail	2020	$407,292	(3)	$—	423,340	258,714	222,700	3,188	(5)	$1,315,234
Chief Financial Officer and Executive Vice President, Corporate Development	2019	$425,000		$—	$—	$421,133	$171,700	$3,500	(5)	$1,021,333
Rui Avelar, M.D.	2020	$403,333	(3)	$—	$423,340	$258,714	$222,576	5,348	(5)	$1,313,311
Chief Medical Officer and Head of Research and Development	2019	$400,000		$—	$—	$561,510	$861,600	$13,500	(5)	$1,836,610
Michael Jafar	2020	$342,292	(3)	$—	$573,360	$411,994	$226,475	2,588	(5)	$1,556,709
Former Chief Commercial Officer(4)	2019	$345,000		—	$—	$421,133	$139,380	$—		$905,513
(1)    Represents the aggregate grant date fair value of stock and option awards granted during 2020, computed in accordance with FASB ASC Topic 718. See Note 9, Stockholders’ Equity (Deficit) to our financial statements included in our 2020 Annual Report on Form 10-K filed with the SEC on February 25, 2020 for a discussion of the assumptions we made in determining the grant date fair value of our stock and option awards.
(2)    Represents annual performance-based cash bonuses paid by us, which were based on achievement of pre-determined key performance indicators by our board of directors for the 2020 and 2019 fiscal years. In addition, the amount for Dr. Avelar for the 2019 fiscal year also includes a milestone bonus of $700,000 for achieving U.S. Food and Drug Administration Approval of Jeuveau® in February 2019.
(3)    In response to the COVID-19 pandemic and as part of broader actions taken by the Company, each of Mr. Moatazed, Mrs. Silvernail, Dr. Avelar and Mr. Jafar, voluntarily agreed to reduce their then in place base salaries by 20% effective from April 16, 2020 until July 1, 2020, when compensation was restored.
(4)    Mr. Jafar resigned as Chief Commercial Officer in February 2021.
(5)    Reflects 401(k) matching contributions by us to each named executive officer. In addition, the 2019 amount for Dr. Avelar also includes a one-time payment of $10,000 for relocation expenses.

Narrative Explanation of the Summary Compensation Table

The compensation paid to our named executive officers consists of the following components:
•base salary;
•performance-based cash bonuses;
•long-term incentive compensation in the form of stock options and restricted stock units; and
•benefits consisting principally of health and welfare and 401(k) plan contributions.

Base Salary

We have entered into employment agreements with each of our named executive officers that establish annual base salaries,

which are generally determined, approved and reviewed periodically by our compensation committee in order to compensate our named executive officers for the satisfactory performance of duties to the company. The following table presents the annual base salaries for each of our named executive officers for the years indicated, as further described under "—Agreements with our Named Executive Officers" below.

	Base Salary ($)
Name	2020(1)	2021
David Moatazedi	550,000	575,000
Lauren Silvernail	425,000	442,000
Rui Avelar, M.D.	424,000	448,000
Michael Jafar(2)	415,000	420,000
(1) In response to the COVID-19 pandemic and as part of broader actions taken by the Company, each of Mr. Moatazed, Mrs. Silvernail, Dr. Avelar and Mr. Jafar, voluntarily agreed to reduce their then in place base salaries by 20% effective from April 16, 2020 until July 1, 2020, when compensation was restored.
(2) In connection with his promotion to Chief Commercial Officer, our Compensation Committee approved a base salary increase for Mr. Jafar of $70,000 to $415,000 on October 27, 2020, effective as of November 1, 2020.

Performance-Based Cash Bonuses

Each of our named executive officers serving at the end of 2020, was eligible to receive a discretionary annual bonus equal to a percentage of his or her salary (100% for Mr. Moatazedi, 40% for Mrs. Silvernail, 40% for Dr. Avelar, and 50% for Mr. Jafar) based on the achievement of corporate key performance indicators determined by our board of directors. Mr. Jafar’s bonus was based on his salary of $345,000 in effect prior to his promotion. The corporate key performance indicators for 2020 included the achievement of certain corporate goals determined by our board of directors, including regulatory milestones, commercial objectives, and meeting certain financial threshold goals, strategic initiatives and operational performance.

For 2020, the compensation committee determined that each of our named executive officers had achieved 131% of the corporate key performance indicators and individual key performance indicators, resulting in bonus payouts at 131% of each executive’s target bonus amount.

Long-Term Incentive Compensation

Our equity-based incentive awards are designed to align our interests and the interests of our current and future stockholders with those of our employees, non-employee directors and consultants, including our named executive officers. Our board of directors is responsible for approving equity grants. All equity compensation awards are granted pursuant to our 2017 Omnibus Incentive Plan as further described under "-2017 Omnibus Incentive Plan" below.

2020 Equity Awards

In January 2020, each named executive officer was granted a stock option award and a restricted stock unit award. Each named executive officer’s stock options and restricted stock units granted in January 2020 vest over a period of four years, with 1/4th of the shares subject to the option vesting annually on each anniversary of the grant date, provided such executive remains in continuous service through the applicable vesting date. Each named executive officer’s stock option award granted in January 2020 has an exercise price of $10.19, which was the closing price of a share of our common stock on the grant date, and an ordinary term of 10 years.

Additionally, in May 2020, each named executive officer was granted a restricted stock unit award. Each named executive officer’s restricted stock units granted in May 2020 vests as to 100% of the award on July 1, 2021, provided such executive remains in continuous service through the vesting date.

Upon his promotion to Chief Commercial Officer in October 2020, Mr. Jafar received an additional grant of a stock option award and a restricted stock unit award. Mr. Jafar’s stock options and restricted stock units granted in October 2020 were to vest over a period of four years, with 1/4th of the shares subject to the option vesting annually on each anniversary of the grant date, provided such executive remains in continuous service on each vesting date. Each named executive officer’s stock option award granted in October 2020 has an exercise price of $3.09, which was the closing price of a share of our common stock on the grant date, and an ordinary term of 10 years.

Payments Upon Termination or Change in Control

Our named executive officers will be entitled to receive certain payments and benefits upon termination of their respective employment with our company, as described below under the section entitled “-Agreements with Our Named Executive Officers.”
Agreements with Our Named Executive Officers

Below is a description of our employment agreements with Mr. Moatazedi, Mrs. Silvernail and Dr. Avelar. As of the date hereof, each of our named executive officers’ employment is “at will” and may be terminated at any time, subject to the severance benefits to which our named executive officers may be eligible for as further described below.

Employment Agreement with Mr. Moatazedi

We entered into an employment agreement with Mr. Moatazedi in May 2018, or the Moatazedi employment agreement, under which Mr. Moatazedi serves as our President and Chief Executive Officer. The Moatazedi employment agreement provides that Mr. Moatazedi is an at-will employee, sets forth his initial annual base salary of $550,000 (his current annual base salary is $575,000), and his eligibility to participate in employee benefit plans and programs generally available to other senior executives, as in effect from time to time. Mr. Moatazedi also received a signing bonus of $75,000 as consideration for entering into the Moatazedi employment agreement.

Under the Moatazedi employment agreement, Mr. Moatazedi is entitled to participate in our annual discretionary incentive plan, under which Mr. Moatazedi’s target annual incentive bonus is 100% of his annual base salary, subject to achievement of key performance indicators as determined by our board of directors in consultation with Mr. Moatazedi.
If we terminate Mr. Moatazedi’s employment for any reason other than for “cause” or if Mr. Moatazedi resigns from his employment for “good reason”, then Mr. Moatazedi will be entitled to a cash severance payment in an amount equal to twelve months of base salary plus his pro-rata share of his target annual bonus for the year in which the termination occurred, and accelerated vesting on a portion of his 2018 stock option grant (or, if such termination occurs in connection with or following a “change in control”, all of his 2018 stock option grant) as described above. All severance payments and benefits are conditioned upon the execution and non-revocation by Mr. Moatazedi of a general release of claims in favor of our company. Payments or benefits payable to Mr. Moatazedi under his employment agreement or otherwise will, to the extent applicable, either be reduced to avoid excise taxes under Section 280G of the Code or be paid in full (with Mr. Moatazedi paying any such excise taxes), whichever option places him in the best after-tax position.

Employment Agreement with Mrs. Silvernail

We entered into an employment agreement with Mrs. Silvernail in May 2018, or the Silvernail employment agreement, under which Mrs. Silvernail serves as our Chief Financial Officer and Executive Vice President, Corporate Development. The Silvernail employment agreement provides that Mrs. Silvernail is an at-will employee, sets forth her initial annual base salary of $425,000 (her current annual base salary is $442,000), and her eligibility to participate in employee benefit plans and programs generally available to other senior executives, as in effect from time to time. Mrs. Silvernail also received a one-time payment of $25,000 for relocation expenses.

Under the Silvernail employment agreement, Mrs. Silvernail is entitled to participate in our annual discretionary incentive plan, under which Mrs. Silvernail’s target annual incentive bonus is 40% of her annual base salary, subject to achievement of key performance indicators as determined by our board of directors.

If we terminate Mrs. Silvernail’s employment for any reason other than for “cause” (as defined in the Silvernail employment agreement), or if Mrs. Silvernail resigns from her employment for “good reason” (as defined in the Silvernail employment agreement), then Mrs. Silvernail will be entitled to receive continued base salary and health benefits for six months following such termination, plus her pro-rata share of her target annual bonus for the year in which the termination occurred, and accelerated vesting on a portion of her 2018 stock options and restricted stock units as described above. If such termination or resignation occurs within 12 months after a “change in control,” then Mrs. Silvernail will be entitled to a cash severance payment in an amount equal to 12 months of base salary plus her pro-rata share of her target annual bonus for the year in which the termination occurs, and accelerated vesting on all of her 2018 stock options and restricted stock units as described above. All severance payments and benefits are conditioned upon the execution and non-revocation by Mrs. Silvernail of a general release of claims in favor of our company. Payments or benefits payable to Mrs. Silvernail under her employment agreement or otherwise will, to the extent applicable, either be reduced to avoid excise taxes under Section 280G of the Code or be paid in full (with Mrs. Silvernail paying any such excise taxes), whichever option places her in the best after-tax position.

Employment Agreement with Dr. Avelar

We entered into an employment agreement with Dr. Avelar in August 2018, or the Avelar employment agreement, under which Dr. Avelar serves as our Chief Medical Officer and Head of Research and Development. The Avelar employment agreement provides that Dr. Avelar is an at-will employee, sets forth his initial annual base salary of $345,000 (his current annual base salary is $448,000), and his eligibility to participate in employee benefit plans and programs generally available to other senior executives, as in effect from time to time. Under the Avelar employment Agreement, Dr. Avelar is eligible to receive a milestone bonus of $700,000 for achieving U.S. Food and Drug Administration Approval for Jeuveau®. Dr. Avelar achieved such approval in February 2019.

Under the Avelar employment agreement, Dr. Avelar is entitled to participate in our annual discretionary incentive plan, under which Dr. Avelar’s target annual incentive bonus is 40% of his annual base salary, subject to achievement of key performance indicators as determined by our board of directors.

If we terminate Dr. Avelar’s employment for any reason other than for “cause” (as defined in the Avelar employment agreement), or if Dr. Avelar resigns from his employment for “good reason” (as defined in the Avelar employment agreement), then Dr. Avelar will be entitled to receive continued base salary and health benefits for six months following such termination, plus his pro-rata share of his target annual bonus for the year in which the termination occurred. If such termination or resignation occurs within 12 months after a “change in control,” then Dr. Avelar will be entitled to a cash severance payment in an amount equal to 12 months of base salary plus his pro-rata share of his target annual bonus for the year in which the termination occurs. All severance payments and benefits are conditioned upon the execution and non-revocation by Dr. Avelar of a general release of claims in favor of our company. Payments or benefits payable to Dr. Avelar under his employment agreement or otherwise will, to the extent applicable, either be reduced to avoid excise taxes under Section 280G of the Code or be paid in full (with Dr. Avelar paying any such excise taxes), whichever option places him in the best after-tax position.

Employment agreement with Mr. Jafar

We entered into an employment agreement with Mr. Jafar in June 2018, or the Jafar employment agreement, under which Mr. Jafar served as our Chief Marketing Officer, and was subsequently promoted to Chief Commercial Officer in October 2020. The Jafar employment agreement provides that Mr. Jafar is an at-will employee, sets forth his initial annual base salary of $250,000 (prior to his departur in February 2020 his annual base salary was $420,000), and his eligibility to participate in employee benefit plans and programs generally available to other senior executives, as in effect from time to time.

Under the Jafar employment agreement, Mr. Jafar was entitled to participate in our annual discretionary incentive plan, under which Mr. Jafar’s target annual incentive bonus was initially 40% of his annual base salary and had been increased to 50% prior to his departure, subject to achievement of key performance indicators as determined by our board of directors.

Under the Jafar employment agreement if we had terminated Mr. Jafar’s employment for any reason other than for “cause” (as defined in the Jafar employment agreement), or if Mr. Jafar resigned from his employment for “good reason” (as defined in the Jafar employment agreement), then Mr. Jafar would have been entitled to receive continued base salary and health benefits for six months following such termination, plus his pro-rata share of his target annual bonus for the year in which the termination occurred. If such termination or resignation had occured within 12 months after a “change in control,” then Mr. Jafar would have been entitled to a cash severance payment in an amount equal to 12 months of base salary plus his pro-rata share of his target annual bonus for the year in which the termination occurs. All severance payments and benefits would have been conditioned upon the execution and non-revocation by Mr. Jafar of a general release of claims in favor of our company. Mr. Jafar was not entitled to severance benefits in connection with his February 2021 separation from employment with the company. Payments or benefits payable to Mr. Jafar under his employment agreement or otherwise will, to the extent applicable, either be reduced to avoid excise taxes under Section 280G of the Code or be paid in full (with Mr. Jafar paying any such excise taxes), whichever option places him in the best after-tax position.

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2020:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2020

	Option Awards(1)							Stock Awards(2)
				Number of Securities Underlying Unexercised Options				Number of shares of stock that have not vested (#)	Market value of shares of stock that have not vested ($)
Name	Grant Date	Vesting Commencement Date	Total Options unexercised	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
David Moatazedi	5/6/2018	5/6/2018	1,182,019	591,010	591,009(3)	7.28	5/6/2028	–	–
President and Chief Executive Officer	1/23/2019	1/23/2019	125,000	31,250	93,750(3)	16.19	1/23/2029	–	–
	1/23/2020	1/23/2020	141,910	—	141,910(3)	10.19	1/23/2030	82,070(3)	275,755
	5/13/2020	—	—	—	—	—	—	100,000(4)	336,000
Lauren Silvernail	5/29/2018	5/29/2018	200,000	100,000	100,000(3)	22.44	5/29/2028	15,000(3)	50,400
Chief Financial Officer and Executive Vice President, Corporate Development	1/23/2019	1/23/2019	45,000	11,250	45,000(3)	16.19	1/23/2029	–	–
	1/23/2020	1/23/2020	45,000	—	45,000	10.19	1/23/2030	26,000(3)	87,360
	5/13/2020	—	—	—	—	—	—	40,000(4)	134,400
Rui Avelar, M.D.	1/6/2018	1/6/2018	189,682	95,351	94,331(3)	9.98	1/6/2028	–	–
Chief Medical Officer and Head of Research and Development	1/23/2019	1/23/2019	60,000	15,000	45,000(3)	16.19	1/23/2029	–	–
	1/23/2020	1/23/2020	45,000	—	45,000	10.19	1/23/2030	26,000	87,360
	5/13/2020	—	—	—	—	—	—	40,000(4)	134,400
Michael Jafar	6/18/2018	6/18/2018	120,000	50,000	70,000(3)	28.32	6/18/2028	25,000(3)	84,000
Chief Marketing Officer	1/23/2019	1/23/2019	45,000	11,250	33,750(3)	16.19	1/23/2029	–	–
	1/23/2020	1/23/2020	45,000	—	45,000(3)	10.19	1/23/2030	26,000(3)	87,360
	5/13/2020	—	—	—	—	—	—	40,000(4)	134,400
	10/28/2020	10/28/2020			79,350(3)	3.09	10/28/2030	48,550(3)	163,128
(1) All of the equity awards set forth above have been granted under the 2017 Omnibus Incentive Plan.
(2) Reflects restricted stock units, each of which represents a contingent right to receive one share of our common stock. The market value of such award was calculated based on the $12.17 closing price of a share of our common stock as of December 31, 2019 (which was the last trading day in our fiscal year).
(3) 25% of the shares subject to the option or restricted stock units will vest annually on the first four anniversaries of the vesting commencement date, subject to continuous service through each vesting date.
(4) 100% of the shares subject to the award will be delivered on July 1, 2021, subject to continuous service through each vesting date.
2017 Omnibus Incentive Plan

On November 21, 2017, our board of directors and sole stockholder at that time adopted and approved the 2017 Omnibus Incentive Plan (the “2017 Plan”). The following is a brief summary of the materials terms of the 2017 Plan. This summary is qualified in its entirety by the full text of the 2017 Plan, which is an exhibit to the Form S-1 filed on January 9, 2018.

Purpose

The purpose of our 2017 Plan is to promote our interests and our stockholders by strengthening our ability to attract, motivate and retain individuals to serve as employees, directors and consultants by providing them with additional incentives to put forth maximum efforts to improve our business and earnings.

Stock Awards

The 2017 Plan provides for the grant of incentive stock options, or ISOs, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards. ISOs may be granted only to employees. All other awards may be granted to our and our affiliates’ employees, non-employee directors, consultants and other service providers.

Administration, Amendment and Termination

The 2017 Plan is administered by our board of directors or a committee of our board of directors designated by our board of directors to administer the 2017 Plan. Our board of directors has retained the right to exercise the authority of any committee that it appoints to administer the 2017 Plan to the extent consistent with applicable law and the applicable requirements of any stock exchange. Our board of directors has delegated general administrative authority with respect to the 2017 Plan to our compensation committee, except that our board of directors considers and approves equity award grants to our non-employee directors.

Subject to the terms of the 2017 Plan, the plan administrator has the authority (i) to grant and amend awards, which includes determining the type, form, terms and conditions and number of shares subject to any award, (ii) to interpret any provision of the 2017 Plan, any award or any award agreement and (iii) to make all determinations and decisions necessary for the administration of the 2017 Plan. All determinations and decisions by the plan administrator under the 2017 Plan are in its sole discretion and are final and binding.

Securities to be Offered

The 2017 Plan provides for awards based on shares of our common stock. Subject to adjustment as described below, the total number of shares authorized to be awarded under the 2017 Plan may not exceed 2,638,889 (all of which will be available for grant as ISOs), plus an annual increase on each anniversary of November 21, 2017 equal to 4% of the total issued and outstanding shares of our common stock as of such anniversary (or such lesser number of shares as may be determined by our board of directors). The current share limit under the 2017 Plan, subject to adjustment as described below, is 6,417,679 shares, which is the sum of the initial limit of 2,638,889 shares plus the annual increases through and including the annual increase on November 21, 2020. Shares issued under the 2017 Plan may consist in whole or in part of authorized but unissued shares, treasury shares or shares purchased on the open market or otherwise, all as determined by our company from time to time.

Any award settled in cash will not be counted as issued shares for any purpose under the 2017 Plan. If any award expires, or is terminated, surrendered or forfeited, the unissued shares covered by the award will again be available for the grant of awards. If shares issued pursuant to the 2017 Plan are repurchased by, or are surrendered or forfeited to our company, at no more than cost, those shares will again be available for the grant of awards. If shares issuable upon exercise, vesting or settlement of an award or shares owned by a grantee are surrendered or tendered to our company in payment of the purchase price of an award or any taxes required to be withheld for an award, those surrendered or tendered shares will again be available for the grant of awards. Substitute awards will not be counted against the number of shares available for the grant of awards under the 2017 Plan.

Eligibility

Eligibility to participate in the 2017 Plan is limited to such of our and our affiliates’ employees, officers, non-employee directors, consultants and advisors as determined from time to time by the plan administrator.

Stock Options

The 2017 Plan provides for the grant of options to purchase shares of our common stock at exercise prices, and subject to terms, conditions and limitations, determined by the plan administrator and set forth in an option agreement delivered to the optionee.

An option that the 2017 Plan administrator intends to be an “incentive stock option” as defined in Section 422 of the Code, or an ISO, will be granted only to our employees and will be subject to and be construed consistently with the requirements of Section 422 of the Code. An option that does not qualify as an ISO is referred to as a “non-qualified stock option.”

Stock Appreciation Rights

The 2017 Plan provides for the grant of stock appreciation rights, or SARs, which may be awarded either alone or in tandem with, or as a component of, other awards. The applicable award agreement will include information about the terms and conditions under which a SAR will be exercisable, including any performance requirements. A SAR confers on the participant a right to receive, upon exercise, a payment of the excess of (i) the fair market value of one share of our stock on the date of exercise over (ii) the grant price of the SAR as determined by the plan administrator (which will be equal to at least the fair market value on the grant date).

Restricted Stock Awards

The 2017 Plan provides for the grant of restricted stock awards. In general, a restricted stock award is an award of actual shares of common stock issued in the participant’s name that are subject to certain vesting requirements and that we may hold until the applicable vesting date, at which time the shares are released to the participant. Alternatively, at the discretion of the plan administrator, we may issue a restricted stock certificate bearing the legends required by applicable securities laws.

The plan administrator will determine the terms and conditions of any restricted stock award, which will be set forth in the restricted stock agreement delivered to the participant. A restricted stock award holder will have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in the restricted stock agreement.

Restricted Stock Units

The 2017 Plan provides for the grant of restricted stock units, or RSUs. An RSU represents the right to receive one share of common stock upon the applicable vesting date, but no share is actually issued until vesting. An RSU may be settled in cash rather than stock to the extent provided in the applicable award agreement.

The plan administrator will determine the terms and conditions of any RSUs granted under the 2017 Plan. In general, a holder of RSUs will not have any rights of a stockholder but the plan administrator may provide that the holder is entitled to receive dividend equivalent rights.

Stock-Based Performance Awards

The 2017 Plan provides for the grant of awards based on various performance conditions as may be specified by the plan administrator. Settlement of performance awards may be in cash, shares, other awards or other property, in the discretion of the plan administrator. The plan administrator may reduce the amount of a settlement otherwise to be made in connection with performance awards.

Other Stock-Based Awards

The plan administrator may grant other stock-based awards, either alone or in addition to or in conjunction with other awards under the 2017 Plan, based upon the common stock, having terms and conditions as the plan administrator may determine.

Transferability of Awards

A participant may not assign or transfer an award under the 2017 Plan, except by will or as permitted under the laws of descent and distribution. During a participant’s lifetime, only the participant personally (or his or her personal representative) may exercise rights under the 2017 Plan. However, if authorized by the applicable award agreement, a participant may transfer, not for value, all or part of an award (other than an ISO) to certain family members, in accordance with the terms of the 2017 Plan. After a permitted transfer, the award will continue to be subject to the same terms and conditions as it was before the transfer.

Rights as Stockholder

Unless an applicable award agreement states otherwise, a 2017 Plan participant will have no rights as a stockholder with respect to any shares covered by an award until he or she becomes the record holder of the shares.

Withholding for Payment of Taxes

We may deduct from payments of any kind otherwise due to a 2017 Plan participant any federal, state or local taxes of any kind required by law to be withheld in connection with the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares of stock upon the exercise of an option or pursuant to an award.

Effect of Certain Transactions

If (i) the number of outstanding shares of our common stock is increased or decreased or the shares are changed into or exchanged for a different number or kind of shares or other securities of our company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares effected without receipt of consideration by our company or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by our company, then (a) the number and kind of shares for which grants of 2017 Plan awards may be made, (b) the number and kind of shares for which outstanding awards may be exercised or settled and (c) the performance goals relating to outstanding awards, will all be equitably adjusted by our company. In addition, in the event of any increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which 2017 Plan awards are outstanding and the option price per share of outstanding options will be equitably adjusted.

Unless otherwise provided in an award agreement, in the event of a corporate transaction (i.e., a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of our company’s assets, acquisition of assets or stock of another entity by our company, or other corporate transaction involving our company or any of our affiliates), the 2017 Plan and awards under it will continue in effect in accordance with their terms, except that after a corporate transaction either (i) each outstanding award will be treated as provided for in the corporate transaction agreement or (ii) if not covered in the corporate transaction agreement, each grantee will be entitled to receive for each share of common stock under the grantee’s awards (upon exercise or payment or transfer in respect of those awards), the same consideration that each of our common stockholders was entitled to receive in the corporate transaction for one share, except that such consideration will remain subject to all of the terms and conditions (including performance criteria) that were applicable to the awards before the corporate transaction. Treatment of 2017 Plan awards upon a corporate transaction may include cancellation and liquidation of stock options and SARs (including for $0 if the options or SARs are underwater at the time of the corporate transaction).

Change in Control

In the event of a “change in control” (as defined in the 2017 Plan), either of the following provisions will apply to 2017 Plan awards outstanding at the time, depending on whether, and the extent to which, awards are assumed, converted or replaced by the resulting entity in the change in control (and unless otherwise provided in the applicable award agreement):

(1)    If awards are not assumed, converted or replaced by the resulting entity in the change in control, then those awards will become fully exercisable and all restrictions on the awards will lapse, except for performance awards, for which the target payout opportunities attainable will be deemed to have been fully earned as of the change in control based upon the greater of (a) an assumed achievement of all relevant performance goals at the “target” level or (b) the actual level of achievement of all relevant performance goals against target as of our fiscal quarter end preceding the change in control.

(2)    If awards are assumed, converted or replaced by the resulting entity in the change in control, if, within 24 months after the change in control, the grantee is involuntarily terminated, then the grantee’s awards will become fully exercisable and all restrictions on the awards will lapse, except for performance awards, for which the target payout opportunities attainable will be deemed to have been fully earned as of the involuntary termination based upon the greater of (a) an assumed achievement of all relevant performance goals at the “target” level, or (b) the actual level of achievement of all relevant performance goals against target as of our fiscal quarter end preceding the change in control

Clawback

All awards, amounts or benefits received or outstanding under the 2017 Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any clawback or similar policy or any applicable law related to such actions.

Detrimental Conduct

Except as otherwise provided by our board of directors, if a participant engages in “detrimental conduct” (as defined in the 2017 Plan), he or she shall forfeit or pay the following: (i) any and all outstanding awards (whether vested or unvested, exercisable or unexercisable), and (ii) any cash or shares of our common stock, or any profit realized from the sale or other disposition of shares of our common stock, received by the participant in connection with the 2017 Plan within the 36-month period immediately before the date we determine the participant has engaged in detrimental conduct.

Amendment and Termination

The plan administrator may amend, suspend or terminate the 2017 Plan as to any awards that have not been made. No amendment, suspension or termination of the 2017 Plan may, without participant consent, materially impair rights or obligations under any outstanding award. The plan administrator may amend, modify or supplement the terms of any outstanding award, including modification of awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

Other Compensation Matters

Perquisites and Health and Welfare Benefits

Our named executive officers are eligible to receive employee benefits, including medical, dental, vision, group life, disability and accidental death and dismemberment insurance, in each case on the same basis as all of our other employees.
Other than one-time payments of $25,000 to Mrs. Silvernail for relocation expenses in 2018 and a one-time payment of $10,000 to Dr. Avelar in 2019, we do not provide perquisites or personal benefits to our named executive officers. Our board of directors may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

401(k)

In May 2018, we adopted the Evolus, Inc. Retirement Plan, a tax‑qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. Beginning July 1, 2019, we contributed a $0.50 match for every $1.00 contributed by a participating employee up to 6% of their annual salary up to an annual maximum of $3,500 in 2019 and $7,000 in 2020, with such matching contributions becoming vested as to 25% each year and becoming fully vested when participating employees reach the four-year anniversary from their date of hire, giving credit for past service. Pre‑tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s direction. This retirement plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax‑qualified retirement plan, contributions to this plan and earnings on those contributions are not taxable to the employees until distributed from the plan, and all contributions are deductible by us when made.
Equity Compensation Plan Information

The following table provides information as of December 31, 2020 with respect to shares of common stock that may be issued under our 2017 Omnibus Incentive Plan:

COMMON STOCK ISSUABLE UNDER EQUITY PLAN

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (1) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (c)
Equity compensation plans approved by stockholders(2)	5,581,239	(3)	$12.20	2,049,553
Equity compensation plans not approved by stockholders	—		—	—
Totals	5,581,239			2,049,553
(1) The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of Restricted Stock Units, since Restricted Stock Units have no exercise price.
(2) Consists of shares issuable under outstanding options under the 2017 Omnibus Incentive Plan plus an annual increase on each anniversary of November 21, 2017 equal to 4% of the total issued and outstanding shares of our common stock as of such anniversary (or such lesser number of shares as may be determined by our board of directors). Shares issuable under the 2017 Omnibus Incentive Plan may be used for any type of award authorized under the plan, including stock options, stock appreciation rights, restricted stock and restricted stock units.
(3) Consists of 4,407,498 shares of common stock issuable upon the exercise of stock options and 1,173,741 shares of common stock deliverable upon settlement of Restricted Stock Units.

Proposal 2 - Ratification of Appointment of Independent Auditor for 2021
Appointment of Independent Auditor by Audit Committee
The audit committee annually evaluates the performance of our independent auditor and determines whether to reengage the current independent auditor or consider other audit firms. This year the audit committee has approved the appointment of Ernst & Young LLP, or EY, as our independent registered public accounting firm for the year ending December 31, 2021 to report on our consolidated financial statements for the year ending December 31, 2021. Factors considered by the audit committee in deciding whether to appoint EY included:

•EY’s global capabilities;
•EY’s technical expertise and knowledge of our global operations and industry;
•the quality and candor of EY’s communications with the audit committee and management;
•the quality and efficiency of the services provided by EY, including input from management on EY’s performance;
•EY’s objectivity and professional skepticism;
•EY’s use of technology to aid in audit efficiency;
•EY’s independence, how effectively EY demonstrated its independent judgment, and the controls and processes in place that help ensure EY’s independence; and
•the appropriateness of EY’s fees.
Proposed Ratification of Independent Auditor
The audit committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent auditor is not required by our organizational documents or otherwise, the board of directors is submitting the appointment of EY to our stockholders for ratification as a matter of good corporate practice and because we value the views of our stockholders.
The audit committee considers EY to be well qualified. In the absence of contrary instructions, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. In the event that stockholders fail to ratify the appointment of EY, the audit committee will reconsider the appointment of EY. Even if the appointment is ratified, the ratification is not binding and the audit committee may in its discretion select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.
Representatives of EY are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to respond to appropriate questions.

The board of directors recommends a vote
FOR
the ratification of the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2021.

Accounting Matters
Principal Independent Auditor Fees
The following table sets forth the aggregate fees billed to us by EY for professional services rendered for the years ended December 31, 2020 and 2019:

	2020	2019
Audit Fees(1)	$1,059,000	$1,284,000
Audit-Related Fees	—	—
Tax Fees(2)	120,000	20,000
All Other Fees(3)	1,000	1,000
Total	$1,180,000	$1,305,000
(1)    Audit fees consist of the fees for professional services rendered for the audit of our annual financial statements, review of our quarterly financial statements and in connection with the preparation of registration statements filed with the SEC.
(2)     Tax fees include fees for preparation of the Company’s federal and state returns and tax consultation in connection with tax credits.
(3)     All other fees consists of a subscription to EY’s online accounting research tool.

Audit Committee Pre-Approval Policies and Procedures
The audit committee has adopted a policy that requires the audit committee or a member of the audit committee to pre-approve all audit and permissible non-audit services to be provided by our independent auditor. These services include audit services, audit-related services and tax services. Pre-approval is generally requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the three categories of services listed above. Our audit committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, our audit committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board.

In addition, in the event time constraints require pre-approval prior to our audit committee’s next scheduled meeting, our audit committee has authorized its chairperson to pre-approve services. Engagements so pre-approved are to be reported to our audit committee at its next scheduled meeting. Our audit committee or its chairperson pre-approved all audit and tax services provided by EY in the years ended December 31, 2020 and 2019 pursuant to the foregoing pre-approval policies and procedures.

Report of Audit Committee
Our audit committee has reviewed our audited financial statements for the year ended December 31, 2020 and discussed them with our management and our independent registered public accounting firm, EY.
Our audit committee has also received from, and discussed with, EY various communications that EY is required to provide to our audit committee, including the matters required to be discussed pursuant to applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
In addition, EY provided our audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and the audit committee has discussed with the company's independent registered public accounting firm their independence. Our audit committee has also reviewed non-audit services performed by EY and considered whether EY’s provision of non-audit services was compatible with maintaining its independence from the company.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that Evolus’ financial statements audited by EY be included in our Annual Report on Form 10‑K for the year ended December 31, 2020, which was filed with the SEC on March 25, 2021. The audit committee also appointed EY to serve as our independent registered public accounting firm for the year ending December 31, 2021 and is seeking ratification of such appointment by the stockholders.
Audit Committee
David Gill
Peter Farrell
Karah Parschauer

The foregoing report of the audit committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Evolus under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Communications with Directors
Interested parties may communicate with the board of directors or with an individual director by writing to the board of directors or to the particular director and mailing the correspondence to: Evolus, Inc., 520 Newport Center Drive, Suite 1200, Newport Beach, CA 92660, Attention: Corporate Secretary. We suggest, but do not require, that such submissions include the name and contact information of the interested party. The Corporate Secretary will promptly relay to the addressee all communications that he determines require prompt attention and will regularly provide our board of directors with a summary of all substantive communications. The Corporate Secretary will not forward to the board of directors or any individual director junk mail, job inquiries, business solicitations, offensive or otherwise inappropriate materials.
Stockholder Proposals for 2022 Annual Meeting
In order for stockholder proposals for the 2022 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and form of proxy card for that meeting, we must receive the proposals at our corporate headquarters, 520 Newport Center Drive, Suite 1200, Newport Beach, CA 92660, directed to the attention of our Corporate Secretary, no later than December 27, 2021. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.
Our bylaws set forth the procedures you must follow in order to nominate a director for election or present any other proposal at an annual meeting of our stockholders, other than proposals intended to be included in our sponsored proxy materials pursuant to Rule 14a-8 of the Exchange Act. In addition to any other applicable requirements, for a stockholder to properly bring business before the 2022 Annual Meeting of Stockholders, the stockholder must give us notice thereof in proper written form, including all required information, at our corporate headquarters, 520 Newport Center Drive, Suite 1200, Newport Beach, CA 92660, directed to the attention of our Corporate Secretary, no later than the close of business on March 10, 2022, nor earlier than the close of business on February 8, 2022. For more information, and for more detailed requirements, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.2 to our Current Report on Form 8-K (File No. 001-38381), filed with the SEC on February 12, 2018.
Delivery of Documents to Security Holders Sharing an Address
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, two or more stockholders who share an address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials by e-mail will receive only one copy of the 2020 Annual Report and this Proxy Statement, unless we have received contrary instructions from one or more of the stockholders. This delivery method can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the 2020 Annual Report and this Proxy Statement was delivered may request a separate copy of the 2020 Annual Report and this Proxy Statement, by (a) calling Investor Relations at (949) 284-4555 or (b) sending a letter to Evolus, Inc., 520 Newport Center Drive, Suite 1200, Newport Beach, CA 92660, to the attention of our Corporate Secretary. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the 2020 Annual Report and this Proxy Statement may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.
Furnishing Annual Report on Form 10-K
We will furnish without charge to each person whose proxy is solicited, upon the written request of such person, a copy of the 2020 Annual Report as filed with the SEC, including the financial statements and financial statement schedules (upon request, exhibits thereto will be furnished subject to payment of a specified fee). Requests for copies of such report should be directed to Evolus, Inc., 520 Newport Center Drive, Suite 1200, Newport Beach, CA 92660, to the attention of our Corporate Secretary.

Other Matters
The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named as the proxy holders to vote on such matters in accordance with their best judgment.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/07/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/EOLS2021
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/07/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Class III directors for a three-year term.

Nominees

01) David Moatazedi 02) Vikram Malik 03) Karah Parschauer

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as Evolus' independent auditor for the year ending December 31, 2021.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000503553_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

EVOLUS, INC.
Annual Meeting of Stockholders
June 8, 2021 8:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Moatazedi and Lauren Silvernail, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of EVOLUS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/EOLS2021 at 8:00 AM, Pacific Time on June 8, 2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000503553_2 R1.0.0.177